                     U.S. SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C.


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                               September 8, 1998
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                             U. S. Trucking, Inc.
               -----------------------------------------------------
               Exact Name of Registrant as Specified in its Charter





        Colorado                     33-9640-LA              68-0133692
---------------------------        ---------------     ----------------------
State or Other Jurisdiction        Commission File     IRS Employer Identifi-
of Incorporation                   Number              cation Number




          10602 Timberwood Circle #9, Louisville, Kentucky 40223
         ---------------------------------------------------------
         Address of Principal Executive Office, Including Zip Code



                          (502) 339-4000, Ext. 3006
            --------------------------------------------------
            Registrant's Telephone Number, Including Area Code

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements for U.S. Trucking, Inc. and its subsidiaries are filed herewith:

                                    INDEX                              PAGE

1)  AUDITED FINANCIAL STATEMENTS OF U.S. TRUCKING, INC.
     FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997)
     TO DECEMBER 31, 1997 ............................................ F-1

       Report of Independent Certified Public Accountants ............ F-2

       Consolidated Balance Sheet as of December 31, 1997 ............ F-3

       Consolidated Statement of Operations and Accumulated
        Deficit for the period from inception (January 30, 1997)
        to December 31, 1997 ......................................... F-5

       Consolidated Statement of Stockholders' Equity for the
        period from inception (January 30, 1997) to December 31,
        1997 ......................................................... F-6

       Consolidated Statement of Cash Flows for the period from
        inception (January 30, 1997) to December 31, 1997 ............ F-7

       Notes to the Consolidated Financial Statements ................ F-8

2)  AUDITED FINANCIAL STATEMENTS OF GULF NORTHERN TRANSPORT, INC.
     FOR THE THIRTY DAYS ENDED JANUARY 30, 1997 ...................... F-20

       Report of Independent Certified Public Accountants ............ F-21

       Balance Sheet as of January 30, 1997 .......................... F-22

       Statement of Operations and Accumulated Deficit
        for the period from January 1, 1997 to January 30, 1997 ...... F-24

       Statement of Cash Flows for the period from January 1, 1997 to January 30, 1997 .......................................... F-25

       Notes to Financial Statements ................................. F-27

3)  AUDITED FINANCIAL STATEMENTS OF MENCOR, INC. FOR THE THIRTY
     DAYS ENDED JANUARY 30, 1997 ..................................... F-36

       Report of Independent Certified Public Accountants ............ F-37

       Balance Sheet as of January 30, 1997 .......................... F-38

       Statement of Earnings and Retained Earnings for the
        period ending January 30, 1997 ............................... F-40

       Statement of Cash Flows for the period ending January 30,
        1997 ......................................................... F-41

       Notes to Financial Statements ................................. F-42

4)  AUDITED FINANCIAL STATEMENTS OF MID AMERICA TRANSPORTERS GROUP,
     INC. AND SUBSIDIARY FOR THE YEARS ENDED DECEMBER 31,
     1996 AND 1995 ................................................... F-47

       Report on Independent Certified Public Accountants ............ F-48

       Consolidated Balance Sheets as of December 31, 1996 and 1995... F-49

       Consolidated Statements of Operations and Retained Earnings
        for the years ending December 31, 1996 and 1995 .............. F-51

       Consolidated Statements of Cash Flows for the years ending
        December 31, 1996 and 1995 ................................... F-52

       Notes to the Consolidated Financial Statements ................ F-54

5)  AUDITED FINANCIAL STATEMENTS OF MENCOR, INC. FOR THE
     YEARS ENDED DECEMBER 31, 1996 AND 1995 .......................... F-64

       Report on Independent Certified Public Accountants ............ F-65

       Balance Sheet as of December 31, 1996 and 1995 ................ F-66

       Statements of Earnings and Retained Earnings for the
        periods ending December 31, 1996 and 1995 .................... F-68

       Statements of Cash Flows for the periods ending December 31,
        1996 and 1995 ................................................ F-69

       Notes to Financial Statements ................................. F-71

6)  UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS OF U.S. TRUCKING,
     INC. AND SUBSIDIARIES AS OF AS OF JUNE 30, 1998 ................. F-77

       Accountants' Compilation Report ............................... F-78

       Consolidated Balance Sheet as of June 30, 1998 - Unaudited .... F-79

       Consolidated Statement of Operations and Accumulated
        Deficit for the six months ended June 30, 1998 - Unaudited ... F-81

       Consolidated Statement of Stockholders' Equity for the
        six months ended June 30, 1998 - Unaudited ................... F-82

       Consolidated Statement of Cash Flows for the six months
        ended June 30, 1998 - Unaudited .............................. F-83

       Notes to Consolidated Financial Statements - Unaudited ........ F-85

     (b) PRO FORMA FINANCIAL INFORMATION. Unaudited Pro Forma Financial Statements for U.S. Trucking, Inc. (formerly "Northern Dancer Corporation"), U.S. Trucking, Inc. (a Nevada corporation) and its subsidiaries, as of June 30, 1998, and for the year ended December 31, 1997 and the six months ended June 30, 1998, are filed herewith on pages F-97 to F-102.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  U.S. TRUCKING, INC.


Dated:  November 3, 1998          By:/s/ W. Anthony Huff
                                      W. Anthony Huff, Executive Vice
                                         President

1)                     AUDITED FINANCIAL STATEMENTS OF
              U.S. TRUCKING, INC. FOR THE PERIOD FROM INCEPTION
                   (JANUARY 30, 1997) TO DECEMBER 31, 1997

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Stockholders
U.S. Trucking, Inc.
 and Subsidiaries


We have audited the accompanying consolidated balance sheet of U.S. Trucking, Inc. and Subsidiaries as of December 31, 1997 and the related consolidated statement of operations and accumulated deficit and cash flows for the period from inception (January 30, 1997) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated balance sheet referred to above, presents fairly, in all material respects, the consolidated financial position of U.S. Trucking, Inc. and Subsidiaries as of December 31, 1997 and the results of its operations and its cash flows for the period from inception (January 30, 1997) to December 31, 1997 in conformity with generally accepted accounting principles.

Garden City, New York
June 10, 1998

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEET
                              DECEMBER 31, 1997

     ASSETS

CURRENT ASSETS
 Cash in banks (Note 14)                           $     60,099
 Restricted cash-reserves on deposit
  with factor (Note 15)                                 184,210
 Accounts receivable-net of allowance
  for doubtful accounts of $88,000
  as of December 31, 1997
  (Notes 1H, 15 and 16)                               2,321,180
 Accounts receivable - other                             60,000
 Parts and supply inventory (Note 1D)                   152,262
 Prepaid expenses and other current assets               57,097
                                                    -----------

     Total Current Assets                             2,834,848
                                                    -----------

TRANSPORTATION AND OTHER EQUIPMENT - at
 cost, less accumulated depreciation and
 amortization of $1,334,899 as of December
 31, 1997 (Notes 1E, 2, 4, 5 and 7)                   6,818,517
                                                    -----------

OTHER ASSETS
 Restricted cash-owner operators (Note 12)                2,894
 Restricted cash-cash held as collateral
  against letters of credit                              10,000
 Security deposits and other                             12,653
 Intangible assets - Net of accumulated
  amortization of $120,552 as of December
  31, 1997  (Notes 1I, 2 and 17)                        681,853
                                                    -----------

     Total other assets                                 707,400
                                                    -----------

     TOTAL ASSETS                                   $10,360,765
                                                    ===========














THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEET
                              DECEMBER 31, 1997

       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable-trade                              $   756,675
  Due to factor (Note 15)                              1,355,291
  Accrued expenses and other                             665,592
  Current portion - seller's notes                       118,273
  Current portion - note payable                          13,962
  Current portion - acquisition loan payable             366,086
  Current portion of equipment notes payable             689,432
  Current portion of obligations under capital
    leases                                               479,093
                                                     -----------
     Total Current Liabilities                         4,444,404
                                                     -----------

OTHER LIABILITIES
 Owner-operator escrow (Note 12)                          17,100
 Seller's notes (Notes  4 and 5)                          17,333
 Note payable - (Notes 4 and 13)                          40,694
 Acquisition loan payable Notes 4 and 5)               1,518,818
 Equipment Notes Payable-net of
  current portion (Note 4)                             1,310,964
 Obligations under capital leases
  net of current portion (Note 6)                        228,284
                                                     -----------
     Total Other Liabilities                           3,133,193
                                                     -----------

     TOTAL LIABILITIES                                 7,577,597
                                                     -----------

COMMITMENTS AND CONTINGENCIES (Notes 6,
 9 10 and 18)

STOCKHOLDERS' EQUITY
 Common Stock (no par value- 2,500 shares auth-
  orized, issued and outstanding (Note 2)                  1,000
 Additional paid in capital                            4,313,368
 Accumulated deficit                                  (1,531,200)
                                                     -----------
 Total Stockholders' Equity                            2,783,168
                                                     -----------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $10,360,765
                                                     ===========








THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
         CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                              DECEMBER 31, 1997

Net Revenues                                         $17,469,281

Operating expenses                                    16,434,514
                                                     -----------

Income from operations                                 1,034,767

Administrative expenses                                1,999,692
                                                     -----------

Other income and (expenses)
 Interest income                                           1,332
 Interest expense                                       (656,826)
 Other income                                            101,762
 Net (loss) on disposition of assets                     (12,543)
                                                     -----------
     Total other income and (expenses)                  (566,275)
                                                     -----------

     Net (loss) before taxes                          (1,531,200)

Income tax (benefit)provision (Notes 1H and 3)             -0-
                                                     -----------

     Net (loss)                                       (1,531,200)

Retained Earnings - January 30, 1997                       -0-
                                                     -----------

Accumulated deficit - December 31, 1997              $(1,531,200)
                                                     ===========

Net loss per share                                   $   (612.48)
                                                     ===========
Weighted Average Number of Shares (Note 1B)                2,500
                                                     ===========

















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                               DECEMBER 31, 1997

                                   Common Stock   Paid in    Accumulated
                                   No Par Value   Capital      Deficit       Total
                                   ------------  ----------  ------------ ------------
Sale of 2,500 Shares of Common
 Stock - No Par Value                 $1,000                              $     1,000

Acquisition of 100% Common Stock
 of Gulf Northern Transport, Inc.                $  225,000                   225,000

Acquisition of 100% Common Stock
 of Mencor, Inc.                                    145,000                   145,000

Acquisition of assets of Jay and
Jay Transportation, Inc.                          2,394,860                 2,394,860

Acquisition of assets of Translynx,
 Inc.                                               100,546                   100,546

Payment of expenses by shareholder                   46,895                    46,895

Advances from U.S. Transportation
 Systems, Inc.                                    1,401,067                 1,401,067

Net Loss for the period                                       (1,531,200)  (1,531,200)
                                      ------     ----------  -----------   ----------

       Total                          $1,000     $4,313,368  $(1,531,200)  $2,783,168
                                      ======     ==========  ===========   ==========





















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF CASH FLOWS
               FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES

Net (Loss)                                           $(1,531,200)

ADJUSTMENTS TO RECONCILE NET (LOSS)
TO NET CASH USED IN OPERATING ACTIVITIES

Depreciation & Amortization                            1,455,451
Provision for doubtful accounts receivable                36,166
Loss on disposal of property and equipment                12,543

(Increase) Decrease-Assets
 Restricted Cash                                        (197,104)
 Accounts Receivable                                  (2,361,180)
 Parts and supply inventory                             (152,262)
 Prepaid expenses and other current assets               (57,097)
Increase (Decrease)-Liabilities
 Accounts payable                                        756,675
 Accrued expenses and other current liabilities        2,020,883
                                                     -----------

      Total Adjustments                                1,514,075

Net cash used by operating activities                    (17,125)
                                                     -----------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of transportation and other equipment        (8,153,416)
Security deposits                                        (12,653)
Payment for purchase of subsidiaries in
 excess of fair market value                            (664,389)
Payment for refinancing of acquisition debt             (138,016)
Proceeds from additional paid in capital               4,313,368
                                                     -----------

Net cash used in investing activities                 (4,655,106)
                                                     -----------

Sub Total                                             (4,672,231)
                                                     -----------












THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
               FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                              DECEMBER 31, 1997

Balance Forward                                      $(4,672,231)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from long-term debt financing                 3,561,025
Acquisition indebtedness                               2,284,376
Note payable                                              54,656
Principal payments on long-term debt                    (877,926)
Principal payment of short-term note                     (12,500)
Principal payments on capital lease obligations         (277,301)
                                                     -----------

Net Cash provided by financing activities              4,732,330
                                                     -----------

NET INCREASE IN CASH                                      60,099

CASH AT BEGINNING OF YEAR                                  -0-
CASH AT END OF YEAR                                  $    60,099
                                                     ===========

Supplemental Disclosure of Cash flow information:

Cash Paid during the year Interest expense           $   571,924
                                                     ===========

  Income taxes                                       $     -0-
                                                     ===========

On January 30, 1997, the Company acquired transportation and other equipment totaling $8,153,416 as part of the acquisition of Gulf Northern Transport, Inc. and Mencor, Inc. and the assets of Jay and Jay Transportation, Inc. The Company in the acquisition of this equipment incurred long-term debt totaling $3,561,025.



















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997


NOTE 1 - General and Summary of Significant Accounting Policies

(A) - Nature of Business

U.S. Trucking, Inc. (USTI or "the Company") was incorporated in the State of Nevada on March 3, 1997 although USTI's consolidated group was effectively formed on January 30, 1997. From that date through December 31, 1997 the Company operated through two wholly owned subsidiaries:

     Gulf Northern Transport, Inc., (Gulf Northern) a
     Wisconsin corporation, operates as an interstate and intrastate motor carrier.

     Mencor, Inc. operates as a broker for interstate motor carriers. A broker serves the trucking industry by providing return hauls for truckers who have completed their initial delivery. By providing this service, trucking companies and independent contractors are able to cover the cost of returning to their home location. As a broker, Mencor is required to acquire a license which provides the authority to engage in interstate commerce. This license was acquired in April, 1994.

USTI was formed by U.S. Transportation Systems, Inc. (USTS) as a wholly owned subsidiary. As part of the transaction to acquire Gulf Northern, 25% of USTI's common stock was transferred to Gulf Northern's parent (Logistics Management, LLC). The remaining 75% was conveyed to Logistics Management during 1998.

The Company's corporate headquarters are located in Charleston, South Carolina with terminals and drop stations located in various states.

Services are provided to customers located primarily in the central United States but include locations in virtually all 48 contiguous states.

(B) - Net (Loss) per Share

Net earnings (loss) per share is computed on the basis of the weighted average number of common shares outstanding during each period. Only the weighted average number of shares of common stock outstanding is used to compute loss per share in 1997, as there were no stock options, warrants, or other common stock equivalents in this year.

(C) - Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents for financial statement purposes.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997


(D) - Parts and Supply Inventory

Inventory consists principally of parts and supplies used in maintaining its motor carrier fleet, skids used in transporting goods, and small tools and are stated at the lower-of-cost or market, determined on a first-in, first-out basis.

(E) - Transportation and Other Equipment

Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. Accelerated methods of depreciation are followed for tax purposes and the straight-line method is used for financial reporting purposes.

Transportation equipment, furniture and fixtures, and other equipment are generally depreciated over periods ranging from two to seven years.

(F) - Covenants Not to Compete

Covenants not to compete are amortized on a straight-line basis over the terms of the agreements. The covenants cover the period from January 1994 to December 1997 and were fully amortized by December 31, 1997.

(G) - Income Taxes

Taxes are provided on all revenue and expense items included in the Consolidated Statements of Operations, regardless of the period in which such items are recognized for income tax purposes, except for items representing a permanent difference between pretax accounting income and taxable income.

(H) - Revenue Recognition

The Company recognizes revenues at the time freight is delivered to recipients.

(I) - Organization Costs

Subsidiary companies, Gulf Northern and Mencor incurred organization costs that are being amortized on a straight-line basis over five years.

(J) - Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997


(K) - Basis of Presentation

The accompanying consolidated balance sheets and related statements of operations and accumulated deficit and cash flows includes the accounts of U.S. Trucking, Inc. and its wholly owned subsidiaries, Gulf Northern Transport, Inc. and Mencor, Inc. as of December 31, 1997 and for the period from inception (January 30, 1997) to December 31, 1997 gives effect to the acquisition of Gulf Northern and Mencor effective January 30, 1997. Intercompany transactions or balances as of and for the period ended December 31, 1997 have been eliminated.

NOTE 2 - Acquisition of Subsidiaries and other Assets

On January 30, 1997, the Company completed the following acquisitions:

Gulf Northern Transport, Inc.   USTI purchased 100% of the common stock of
Gulf Northern Transport, Inc. from its stockholder (Logistics Management, LLC) for cash of $225,000 and 25% of the Company's common stock (625 shares). The acquisition was funded by an advance by USTI's parent, U.S. Transportation Systems, Inc. and was subsequently capitalized and is included in paid in capital. The transaction was valued at $790,999 and goodwill in the amount of $565,999 was recognized in the transaction. The goodwill is being amortized over six years.

Mencor, Inc.   USTI purchased 100% of the common stock of Mencor, Inc. from its stockholders for cash of $70,000 and 37,500 shares of the common stock of U.S. Transportation Systems, Inc. which was valued at $2.00 per share. The acquisition was funded by a cash and stock contribution to the Company by USTS. The transaction was valued at $145,000. Goodwill in the amount of $96,953 was recognized in the transaction and is being amortized over six years.

Jay and Jay Transportation, Inc.   USTI acquired certain assets (primarily
tractors and trailers) and liabilities from USTS which were valued at $2,394,860. The transaction was accomplished by way of a permanent capital contribution by USTS and the net value contributed was included in Paid in capital. Jay and Jay's dispatch office and yard is located in Savannah, New York. Office operations including accounting and management were moved to Charleston, South Carolina. The transaction was recorded as an asset purchase and no goodwill was recognized.

Translynx Express, Inc.   The Company acquired certain assets and liabilities
from USTS that were valued at $100,546. The transaction was accomplished by way of a permanent capital contribution by USTS and the net value contributed is included in Paid in capital. Translynx's operating office is located in Orlando, Florida. Office operations including accounting and management were moved to Charleston, South Carolina. The transaction was recorded as an asset purchase and no goodwill was recognized.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997


NOTE 3 - Income Taxes

The Company accounts for income taxes on the liability method, as provided by Statement of Financial Accounting Standards 109, Accounting for Income Taxes (SFAS 109). No federal income taxes were provided for the period ended December 31, 1997.

Differing methods of reporting income for tax purposes as compared to financial reporting purposes resulted in net deferred income taxes of approximately -0- as of December 31, 1997. Deferred tax assets and liabilities consist of the following:

  Deferred tax assets-
     Allowance for doubtful accounts        $   88,000
     Amortization of Goodwill                   63,000
                                            ----------
     Net operating loss carryovers           2,327,000
                                             2,478,000
     Valuation allowance                     1,723,000
                                            ----------
                                            $  755,000
                                            ==========
  Deferred tax liabilities-
     Depreciation of transportation
      and other and equipment               $ (755,000)
                                            ----------
                                            $ (755,000)
                                            ==========

The valuation allowance provided in each of the years is based on management's valuation of the likelihood of realization.

As required by SFAS 109, deferred taxes are provided based upon the tax rate at which the items of income and expense are expected to be settled in the Company's tax return.

The Company has acquired the net operating losses through January 30, 1997 of $940,000 related to the operations of Gulf Northern Transport, Inc. These losses will be available to offset future income for financial reporting purposes expiring in 2012.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997


NOTE 4 - Long-term Notes Payable

Long-term notes payable as of December 31, 1997 consists of the following:

Equipment loans secured by tractors and trailers
payable at $59,848 per month including interest
at rates ranging from 9-1/2% to 101/2% per annum
with the final installment due April, 2001          $1,998,438

Term loan in settlement with United
Acquisition II Corp.- $100,000 non
interest bearing, discounted at 8%
payable over 36 months beginning
April 1, 1998                                           54,613

Acquisition loan described in Note 5                 1,884,904

Seller notes described in Note 5                       135,606
                                                    ----------

             Total                                   4,073,561

             Less: current maturities                1,185,795
                                                    ----------

             Long-term portion                      $2,279,215
                                                    ==========

Aggregate annual scheduled maturities of long-term debt at December 31, 1997 are as follows:

                     1998          $1,185,795
                     1999           1,157,730
                     2000             964,918
                     2001             765,118
                     2002                -
                                   ----------
                     Total         $4,073,561
                                   ==========

NOTE 5 - Acquisition Loan and Seller's Notes

On March 28, 1995, Gulf Northern was acquired by Mid America Transporters Group, Inc. The purchase was financed by a loan in the amount of $3,000,000 from ITT Credit Corp. The proceeds of this loan (described as "the acquisition loan") were used to refinance stockholder loans and certain other bank and lease obligations. The loan which was subsequently sold to General Electric Credit Corp., originally was payable in 60 monthly installments of $66,360 at the rate of 11.75% interest per annum with its final maturity on

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997


March 31, 2000. On May 25, 1997, the Company renegotiated the loan whereby the monthly payments were reduced to $45,000 with a balloon payment of $396,836 due on September 1, 2001. The interest rate remained at 11.75%. Additional fees of $138,016 were incurred to restructure the loan which were capitalized and are being amortized over the remaining life of the loan.

In addition to the acquisition loan, the agreement called for payments to the three former stockholders (described as sellers notes) which included promissory notes totaling $260,000 due in 36 monthly installments totaling $8,017 at 7% due on March 1, 1998 secured by letters of credit and non interest bearing obligations (discounted at 7% per annum) totaling $104,000 payable over a one year period commencing April 1, 1998.

NOTE 6 - Lease Commitments

The Company leases tractors and trailers under various capital leases with interest rates ranging from 8.1% to 9.1%. Transportation and other equipment includes the following amounts for the tractor and trailer leases which are capitalized as of December 31, 1997:

     Tractors and trailers                $1,760,669
     Less: accumulated depreciation
            and amortization                 841,381
                                          ----------

              Total                       $  919,288
                                          ==========

Lease amortization is included in depreciation expense. Future minimum payments, by year and in the aggregate, under the capital leases are as follows:

     Years ended December 31,                 Amount
     ------------------------                 ------

            1998                            $  529,647
            1999                               241,568
            2000                                  -
                                            ----------

     Total minimum lease payments              772,211
     Less: Amount representing interest         64,834
                                            ----------

     Present value of minimum
       lease payments                          707,377
     Less-Current maturities                   479,093
                                            ----------

     Long-term obligations under
       capital leases                       $  228,284
                                            ==========

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997


NOTE 7 - Transportation and Other Equipment

Transportation and other equipment consists of the following as of December 31, 1997:

           Office equipment                 $    79,300
           Tractors, trailers and
              garage equipment                8,072,847
           Transportation equipment               1,269
                                            -----------
                                              8,153,416
           Less: Accumulated
             Depreciation                     1,334,899
                                            -----------
                    Total                   $ 6,818,517
                                            ===========

Depreciation expense amounted to $1,334,899 for the period ended December 31, 1997. $1,315,796 of depreciation was included in operating expenses and $19,103 of depreciation was included in administrative expenses. The fair market value of fixed assets approximates book value.

NOTE 8 - Related Party Transaction

On December 23, 1996, the Company sold its Wisconsin Rapids facility, which included land, a building and improvements to its majority stockholders. The stockholders leased the property back to the Company for five years commencing January 1, 1997. See Note 10.

Management believes the sale was an arms length transaction based on estimated values of the property on the date of sale.

NOTE 9 - Retirement Plan

The Company maintains a pension plan for eligible employees, which was established under section 401(k) of the Internal Revenue Code. Under the terms of the plan, the Company at the discretion of its Board of Directors may match employee contributions up to 3% of employee compensation. Employee contributions to the plan amounted to $50,153 for the period ended December 31, 1997. The Company's matching contributions amounted to $8,414 of which $5,745 is included in operating expenses and $2,669 is included in administrative expenses.

NOTE 10 - Commitments and Contingencies

Commencing on January 1, 1997, the Company agreed to rent its Wisconsin Rapids facility from certain stockholders for $7,350 per month for a period of five years under an operating lease.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997


Commencing October 15, 1997, the Company leased its South Carolina corporate offices for $1,728 per month. The lease was subsequently re-negotiated whereby the Company took additional office space in the same building at a cost of $2,800 per month until June 30, 2002.

Minimum rental payments under such leases follows for the years ending December 31:

                       1998              $140,600
                       1999               121,800
                       2000               121,800
                       2001               121,800
                       2002                33,600
                                         --------
      Total minimum payments required    $539,600
                                         ========

Rent expense for the period ended December 31, 1997 amounted to $142,013 and is included in general administrative expenses.

NOTE 11 - Noncompetition Agreements

As of January 3, 1994, one of the Company's subsidiaries entered into a covenant not to compete agreement with its chief executive officer that extends over four years. The agreement called for a prepayment of $115,000 in December 1993, with an additional $46,000, including interest, payable in (18) monthly installments of $2,556 commencing with the date of the agreement. Expenses under this agreement amounted to $39,999 for the period ended December 31, 1997.

NOTE 12 - Restricted Cash

The Company maintains cash accounts for owner-operators who perform services for the Company. These funds are accumulated, with the owner-operators consent, by withholding part of the payments due to them for services performed. The funds are used to pay for repairs of equipment, which they own directly.

Further, the Company has deposited funds with a financing company to cover over the road fuel and other operating expenses for drivers in support of a letter of credit.

As of December 31, 1997, the company had letters of credit outstanding totaling $10,000, which guarantee various operating and insurance activities.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997


NOTE 13 - Stock Acquisition Agreement-United Acquisition II Corp.

During 1996, the shareholders of Gulf Northern's parent company, Mid America Transporters Group, Inc. entered into an agreement with United Acquisition II Corp. (the acquirer) whereby they would transfer 100% of their common stock in Mid America in exchange for common and preferred stock of the acquirer. In addition, the acquirer agreed to contribute cash and notes totaling $500,000 into Mid America at closing.

In January 1997 however, the acquirer conceded that it was not able to complete the transaction as agreed and withdrew from the contract. During the period from the consummation of the contract, the acquirer deposited funds to the Company in the amount of $145,000. The Company agreed to return a total of $100,000 payable in 36 installments beginning April 1, 1998 on a non-interest bearing basis.

NOTE 14 - Concentration of Credit Risk - Cash

The Company maintains its cash balances in two financial institutions, one located in Wisconsin Rapids, Wisconsin and the other in Charleston, South Carolina. At times, the balances may exceed federally insured limits of $100,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash on deposit. The fair market value of these financial instruments approximates cost.

NOTE 15 - Use of Factor

In April 1995, the Company entered into an agreement with a factor whereby the factor would accept the Company's receivables with full recourse. Under the agreement, the factor will advance up to 90% of those receivables submitted by the Company. Interest on funds advanced is charged at an average annual effective rate of 14.9% payable monthly.

In addition, the Company must maintain funds on deposit with its factor as a reserve against uncollectible receivables. The amount of such funds on deposit as of December 31, 1997 amounted to $184,210.

The uncollected balance of such receivables held by the factor amounted to $1,689,400 as of December 31, 1997.

The fair market value of these balances approximate book value.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997


NOTE 16 - Economic Dependency

The Company's customers consist primarily of high volume shippers that have significant time sensitive and high service level traffic needs. The Company provided services to a customer, which accounted for net revenues in excess of 10% of the Company's total revenues for the period ended December 31, 1997. Consolidated Paper, Inc. accounted for 16.0% of the Company's net revenues for this period. Accounts receivable from this customer amounted to $176,449 as of December 31, 1997.

Revenues from the Company's five and ten largest customers accounted for approximately 38.9% and 46.8% respectively of total net revenues for the period ended December 31, 1997.

The Company considers its relationship with those major customers to be satisfactory and is committed to expanding its relationship with its other customers.

The Company provides services to a number of customers in the meat packing and distribution industry. Revenues from those customers accounted for approximately 10.7% of total revenues for the period ended December 31, 1997. Accounts receivable from those customers amounted to $211,361 as of December 31, 1997.

NOTE 17 - Intangible Assets

Intangible assets consist of the following items as of December 31, 1997:

                      Original    Accumulated    Net Book
                        Cost      Amortization    Value
                     ---------    ------------  ---------
 Goodwill            $ 662,952     $  103,766   $ 559,186
 Goodwill            $ 662,952     $  103,766   $ 559,186
 Goodwill            $ 662,952     $  103,766   $ 559,186
 Goodwill            $ 662,952     $  103,766   $ 559,186
 Goodwill            $ 662,952     $  103,766   $ 559,186
 Goodwill            $ 662,952     $  103,766   $ 559,186
 Goodwill            $ 662,952     $  103,766   $ 559,186
                     $ 662,952     $  103,766   $ 559,186
 Debt refinancing
   Costs               138,016         16,237     121,779
 Other intangibles       1,437            549         888
                     ---------     ----------   ---------

       Total         $ 802,405     $  120,552   $ 681,853
                     =========     ==========   =========

Amortization expense amounted to $120,552 for the period ended December 31, 1997.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE PERIOD FROM INCEPTION (JANUARY 30, 1997) TO
                                DECEMBER 31, 1997


NOTE 18 - Subsequent Event

Effective June 24, 1998, the company underwent a change in its capital structure whereby it is authorized to issue 50,000,000 shares of common stock and 1,000,000 shares of preferred stock.

On May 26, 1998, the Company entered into an investment consulting agreement with Joff Pollon & Associates for a period, with extensions, of up to two years. The compensation payable to the consultants under this agreement includes fees, reimbursable expenses and options to purchase up to 1,000,000 shares of the Company's common stock at $.01 per share and further fees and bonuses as determined by the Board of Directors, and is contingent upon a successful merger with a public company. The Company is presently involved with a private placement offering which, if successful, would result in the issuance of 1,000,000 shares of common stock and would raise approximately $720,000 of net-equity capital for the Company.

2)                    AUDITED FINANCIAL STATEMENTS OF
                        GULF NORTHERN TRANSPORT, INC.
                 FOR THE THIRTY DAYS ENDED JANUARY 30, 1997

             REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Stockholder
Gulf Northern Transport, Inc.

We have audited the accompanying balance sheet of Gulf Northern Transport, Inc. as of January 30, 1997 and the related statement of operations and accumulated deficit and cash flows for the period from January 1, 1997 to January 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above, presents fairly, in all material respects, the financial position of Gulf Northern Transport, Inc. as of January 30, 1997 and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.


Garden City, New York
June 10, 1998

                         GULF NORTHERN TRANSPORT, INC.
                                BALANCE SHEET
                               JANUARY 30, 1997

      ASSETS

CURRENT ASSETS
 Cash in banks (Note 14)                          $    41,270
 Restricted cash-reserves on deposit
  with factor (Note 15)                                97,179
 Accounts receivable-net of allowance for
  for doubtful accounts of $40,000
  (Notes 1H, 15 and 16)                             1,047,761
 Accounts receivable - affiliate (Note 18)             19,930
 Accounts receivable - other                            3,009
 Parts and supply inventory (Note 1D)                 139,472
 Prepaid insurance                                     54,745
 Prepaid expenses and other                            40,929
                                                   ----------

       Total Current Assets                         1,444,295
                                                   ----------

PROPERTY, PLANT AND EQUIPMENT-at cost, less
 accumulated depreciation and amortization of
 $4,206,596 (Notes 1E, 2, 4, 5 and 7)               4,099,535
                                                   ----------

OTHER ASSETS
 Restricted cash-owner operators (Note 12)              1,760
 Restricted cash-cash held as collateral
  against letters of credit                            10,000
 Covenants not to compete-net of accumulated
  amortization of $76,922 (Notes 1F and 11)            36,666
 Security deposits and other                            7,534
                                                   ----------

       Total other assets                              55,960
                                                   ----------

       TOTAL ASSETS                                $5,599,790
                                                   ==========
















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                         GULF NORTHERN TRANSPORT, INC.
                                BALANCE SHEET
                               JANUARY 30, 1997

      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable-trade                           $   266,118
 Due to factor (Note 15)                              804,601
 Accrued expenses and other                           698,825
 Advances from affiliate (Note 19)                     23,994
 Note Payable - (Note 4)                               70,000
 Current portion - seller's notes                     112,823
 Current portion - acquisition loan payable           517,476
 Current portion of equipment notes payable           152,439
 Current portion of obligations under
  capital leases                                      275,526
                                                   ----------
       Total Current Liabilities                    2,921,802
                                                   ----------

OTHER LIABILITIES
 Owner operator escrow (Note 12)                       29,672
 Seller's notes (Notes 2 and 4)                       127,772
 Note payable - (Notes 4 and 17)                       49,904
 Acquisition loan payable (Notes 2 and 4)           1,617,561
 Equipment Notes Payable-net of
  current portion (Note 4)                            483,978
 Obligations under capital leases
  net of current portion (Note 6)                     710,093
                                                   ----------
    Total Other Liabilities                         3,018,987
                                                   ----------

     TOTAL LIABILITIES                              5,940,789
                                                   ----------

COMMITMENTS AND CONTINGENCIES
  (Notes 2, 6, 9 10 and 17)

STOCKHOLDERS' EQUITY
 Common Stock (no par value-10,000 shares auth-
  orized, 1,000 issued and outstanding) (Note 2)      100,000
 Additional paid in capital                            25,000
 Accumulated deficit                               (  465,999)
                                                   ----------
    Total Stockholders' Equity                     (  340,999)
                                                   ----------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $5,599,790
                                                   ==========







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                         GULF NORTHERN TRANSPORT, INC.
               STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
               PERIOD FROM JANUARY 1, 1997 TO JANUARY 30, 1997


Net Revenues                                      $   854,016

Operating expenses                                    695,904

Income from operations                                158,112

Administrative expenses                               198,564
                                                  -----------

                                                   (   40,452)

Other expenses
 Interest expense                                  (   49,540)
                                                  -----------

  Total other expenses                             (   49,540)
                                                  -----------

    Net loss before taxes                          (   89,992)

Income tax provision (Notes 1H and 3)                   -0-
                                                  -----------

     Net loss                                      (   89,992)

Accumulated Deficit - January 1                    (  376,007)
                                                  -----------

Accumulated deficit - January 30                  $(  465,999)
                                                  ===========

Net loss per share                                $(    89.99)
                                                  ============

Weighted Average Number of Shares (Note 1B)              1,000
                                                  ============

















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                          GULF NORTHERN TRANSPORT, INC.
                             STATEMENT OF CASH FLOWS
                 PERIOD FROM JANUARY 1, 1997 TO JANUARY 30, 1997

CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss                                          $ (  89,992)

ADJUSTMENTS TO RECONCILE NET LOSS TO
NET CASH USED IN OPERATING ACTIVITIES

Depreciation & Amortization                            79,719

(Increase) Decrease-Assets
 Restricted Cash                                          912
 Accounts Receivable                                  261,769
 Prepaid expenses and other current assets              6,170
Increase (Decrease)-Liabilities
 Accounts payable                                      82,170
 Accrued expenses and other liabilities             ( 330,196)
                                                   ----------

   Total Adjustments                                  100,544

Net Cash Provided by Operations                        10,552
                                                   ----------

CASH FLOWS FROM INVESTING ACTIVITIES

Security deposit                                     (    200)
                                                   ----------

Net Cash Used in investing activities                (    200)
                                                   ----------

Sub Total                                              10,352
                                                   ----------





















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                         GULF NORTHERN TRANSPORT, INC.
                           STATEMENT OF CASH FLOWS
                                (continued)
                 PERIOD FROM JANUARY 1, 1997 TO JANUARY 30, 1997


Balance Forward                                   $    10,352

CASH FLOWS FROM FINANCING ACTIVITIES

Principal payments on long-term debt               (   62,682)
Proceeds from short-term note                          57,500
Principal payments on capital lease obligations    (   24,059)
                                                  -----------

Net Cash (used in) financing activities            (   29,241)
                                                  -----------

NET (DECREASE) IN CASH                             (   18,889)

CASH AT BEGINNING OF YEAR                              60,159
                                                  -----------

CASH AT END OF YEAR                               $    41,270
                                                  ===========

Supplemental Disclosure of
 Cash flow information:

Cash Paid during the year
  Interest expense                                $    49,840
                                                  ===========

  Income taxes                                    $     -0-
                                                  ===========























THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                         GULF NORTHERN TRANSPORT, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                              JANUARY 30, 1997


NOTE 1 - General and Summary of Significant Accounting Policies

(A) - Nature of Business

Gulf Northern Transport, Inc. (Gulf Northern) a Wisconsin corporation, operates as an interstate and intrastate motor carrier. (See Note 2). The Company's corporate headquarters are located in Charleston, South Carolina with terminals and drop stations located in various states.

Services are provided to customers located primarily in the central United States but include locations in virtually all 48 contiguous states.

(B) - Net Loss per Share

Net loss per share is computed on the basis of the weighted average number of common shares outstanding during each period. Only the weighted average number of shares of common stock outstanding is used to compute earnings or loss per share for the period ended January 30, 1997 as there were no stock options, warrants, or other common stock equivalents during this period.

(C) - Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents for financial statement purposes.

(D) - Inventory

Inventory consists principally of parts and supplies used in maintaining its motor carrier fleet, skids used in transporting goods, and small tools. The items are stated at the lower of cost or market, determined on a first-in, first-out basis.

(E) - Property, Plant and Equipment

Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. Accelerated methods of depreciation are followed for tax purposes and the straight line method is used for financial reporting purposes.

Transportation equipment, furniture and fixtures, and other equipment are generally depreciated over periods ranging from two to seven years.

(F) - Covenants Not to Compete

Covenants not to compete are amortized on a straight line basis over the terms of the agreements. The covenants cover the period from January, 1994 to December, 1997.

                         GULF NORTHERN TRANSPORT, INC.
                      NOTES TO THE FINANCIAL STATEMENTS
                              JANUARY 30, 1997


(G) - Income Taxes

Taxes are provided on all revenue and expense items included in the Consolidated Statements of Operations, regardless of the period in which such items are recognized for income tax purposes, except for items representing a permanent difference between pretax accounting income and taxable income.

(H) - Revenue Recognition

The Company recognizes revenues at the time freight is delivered to recipients.

(I) - Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(J) - Basis of Presentation

The accompanying balance sheet and related statements of operations and retained earnings and cash flows includes only the accounts of Gulf Northern as of January 30, 1997. Prior to January 1, 1997, the company was a wholly owned subsidiary of Mid America Transporters Group, Inc. and was included in that consolidated group. Gulf Northern was sold to Logistics Management, LLC effective January 1, 1997. On January 30, 1997, Gulf Northern was sold to U.S. Trucking Company, Inc. and was included in that consolidated group. See
Note 2.

NOTE 2 - Acquisition by Mid America Transporter's Group

Effective January 1, 1995, Gulf Northern was acquired by Mid America Transporters Group for a total purchase price of $2,683,500. This exceeded the net asset value of Gulf Northern by approximately $1,182,000.
Accordingly, the basis of certain assets included in property, plant and equipment were increased by that amount as required by purchase accounting and is being amortized over five years.

The agreement includes payments to the former stockholders in the form of cash of $2,232,000 which includes the payoff of shareholder loans described in Note 5A; promissory notes totaling $260,000 due in 36 monthly installments totaling $8,017 at 7% due on March 1, 1998 secured by letters of credit in the amount of $150,000; and non interest bearing obligations (discounted at 7% per annum) totaling $104,000 payable over a one year period commencing April 1, 1998.

The purchase was financed by a loan in the amount of $3,000,000 from ITT Credit Corp. which is payable in 60 monthly installments of $66,360 and is due on March 31, 2000. The loan was subsequently sold to General Electric Credit Corp and is secured by certain items of equipment. See Note 13 for description of the loan modification agreement.

                         GULF NORTHERN TRANSPORT, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                              JANUARY 30, 1997


NOTE 3 - Income Taxes

The Company accounts for income taxes on the liability method, as provided by Statement of Financial Accounting Standards 109, Accounting for Income Taxes (SFAS 109).

Differing methods of reporting income for tax purposes as compared to financial reporting purposes resulted in deferred income taxes of approximately -0- as of January 30, 1997. Deferred tax assets and liabilities consist of the following:

  Deferred tax assets-
     Allowance for doubtful accounts     $  13,600
     Net operating loss carryover          158,000
                                         ---------
                                           171,600
     Valuation allowance                    62,600
                                         ---------
                                         $ 109,000
                                         =========
  Deferred tax liabilities-
     Depreciation of property, plant
      and equipment                      $(109,000)
                                         ---------
                                         $(109,000)
                                         =========

The valuation allowance provided in each of the years is based on management's valuation of the likelihood of realization.

As required by SFAS 109, deferred taxes are provided based upon the tax rate at which the items of income and expense are expected to be settled in the Company's tax return.

The Company incurred a net operating loss of $910,000 available to offset future income for financial reporting purposes expiring in 2012.

NOTE 4 - Long-term Notes Payable

Long-term notes payable consist of the following:

Equipment loans secured by ten tractors payable
at $15,824 per month including interest at 10% per
annum with the final installment due November, 2000    $  636,417

Non interest bearing demand notes                          70,000

Term loan in settlement with United Acquisition
II Corp.- $100,000 non interest bearing, discounted
at 8% payable over 36 months beginning April 1, 1998       49,904

Acquisition loan described in Note 5                    2,135,037

                        GULF NORTHERN TRANSPORT, INC.
                      NOTES TO THE FINANCIAL STATEMENTS
                              JANUARY 30, 1997


Seller notes described in Note 2                          240,595
                                                       ----------

             Total                                      3,131,953

             Less: current maturities                     852,738
                                                       ----------

             Long-term portion                         $2,279,215
                                                       ==========

Aggregate annual scheduled maturities of long-term debt at January 30, 1997 are as follows:

               January 30,
               -----------
                  1998          $  852,738
                  1999             920,804
                  2000             917,159
                  2001             441,252
                                ----------

                      Total     $3,131,953
                                ==========

NOTE 5 - Debt Restructure

In addition to being used to finance the acquisition described in Note 2, proceeds from the $3,000,000 acquisition loan were also used to refinance stockholder loans and certain other bank and lease obligations. As the classification of the acquisition loan is long term, those obligations restructured were also classified as long term. The loan is payable in 60 monthly installments of $66,360 at the rate of 11.75% interest per annum with its final maturity on March 31, 2000.

NOTE 6 - Lease Commitments

The Company leases tractors and trailers under various capital leases with interest rates ranging from 8.1% to 9.1%. Property, plant and equipment includes the following amounts for the tractor and trailer leases which are capitalized:

     Tractors and trailers                 $1,760,669
     Less: accumulated amortization           611,433
                                           ----------
              Total                        $1,149,236
                                           ==========

Lease amortization is included in depreciation expense.

                         GULF NORTHERN TRANSPORT, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                              JANUARY 30, 1997


NOTE 6 - Lease Commitments (continued)

Future minimum payments, by year and in the aggregate, under the capital leases are as follows:

     Years ended January 30,                        Amount
     -----------------------                      ----------

            1998                                  $  405,446
            1999                                     489,233
            2000                                     221,437
                                                  ----------
     Total minimum lease payments                  1,116,116
     Less: Amount representing interest              130,497
                                                  ----------
     Present value of minimum lease payments         985,619
     Less-Current maturities                         275,526
                                                  ----------
     Long-term obligations under capital leases   $  710,093
                                                  ==========

NOTE 7 - Property, Plant and Equipment

Property, plant and equipment consists of the following as of January 30, 1997:

       Office equipment                          $   63,273
       Tractors, trailers and garage equipment    8,238,378
       Transportation equipment                       4,480
                                                 ----------
                                                  8,306,131
       Less: Accumulated Depreciation             4,206,596
                                                 ----------
          Total property, plant and equipment    $4,099,535
                                                 ==========

Depreciation expense amounted to $76,386 for the period ended January 30, 1997. $75,582 of depreciation was included in operating expenses and $804 of depreciation was included in administrative expenses. The fair market value of fixed assets approximates book value.

NOTE 8 - Related Party Transaction

On December 23, 1996, the Company sold its Wisconsin Rapids facility which included land, a building and improvements with a book value of $394,517 to its majority stockholders for $346,141 resulting in a net loss of $48,376. The transaction resulted in a gain of $231,000 for income tax purposes.

The stockholders leased the property back to the Company for five years commencing January 1, 1997. See Note 10.

Management believes the sale was an arms length transaction based on estimated values of the property on the date of sale.

                         GULF NORTHERN TRANSPORT, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                              JANUARY 30, 1997


NOTE 9 - Retirement Plan

The Company matches employee contributions up to 3% of employee compensation. Contributions to the plan amounted to $5,918 for the period ended January 30, 1997. 401K matching contributions of $1,283 are included in operating expense and $365 and of the aforementioned contributions are included in administrative expenses.

NOTE 10 - Commitments and Contingencies

Commencing on January 1, 1997, the Company agreed to rent its Wisconsin Rapids facility from certain stockholders for $7,350 per month for a period of five years under an operating lease.

Commencing October 15, 1997, the Company leased its South Carolina corporate offices for $1,728 per month. The lease extends for a period of two years.

Minimum rental payments under such operating leases follows:

              Year ending January 30,
                       1998              $ 94,248
                       1999               108,936
                       2000               102,888
                       2001                88,200
                       2002                80,850
                                         --------
      Total minimum payments required    $475,122
                                         ========

NOTE 11 -  Noncompetition Agreements

As of January 3, 1994, the Company entered into a covenant not to compete agreement with its chief executive officer which extends over four years. The agreement called for a prepayment of $115,000 in December, 1993, with an additional $46,000, including interest, payable in (18) monthly installments of $2,556 commencing with the date of the agreement. Expenses under this agreement amounted to $3,333. See also Note 2 for a description of the covenant not to compete related to the stock purchase agreement.

NOTE 12 - Restricted Cash

The Company maintains cash accounts for owner-operators who perform services for the Company. These funds are accumulated, with the owner-operators consent, by withholding part of the payments due to them for services performed. The funds are used to pay for repairs of equipment that they own directly.

Further, the Company has deposited funds with a financing company to cover over the road fuel and other operating expenses for drivers in support of a letter of credit.

As of January 30, 1997, the Company had letters of credit outstanding totaling $10,000 which guarantee various operating and insurance activities.

                         GULF NORTHERN TRANSPORT, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                              JANUARY 30, 1997


NOTE 13 - Loan Modification Agreement

In connection with the stock purchase agreement described in Note 2, the purchase was financed by a loan in the amount of $3,000,000 payable in monthly installments over five years. The original loan agreement required that the Company hold the common stock of a "small capitalization" company with a market value of at least $1,000,000. As of January 30, 1997, such stock was not held by the Company.

On May 25, 1997, the Company agreed to a modification of the original loan whereby current monthly payments were reduced from $66,360 per month to $45,000 per month with a balloon payment of $396,836 due at August 31, 2001.

NOTE 14 - Concentration of Credit Risk - Cash

The Company maintains its cash balances in two financial institutions, one located in Wisconsin Rapids, Wisconsin and the other in Charleston, South Carolina. At times, the balances may exceed federally insured limits of $100,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash on deposit. The fair market value of these financial instruments approximates cost.

NOTE 15 - Use of Factor

In April, 1995, the Company entered into an agreement with a factor whereby the factor would accept the Company's receivables with full recourse. Under the agreement, the factor will advance up to 80% of those receivables submitted by the Company. Interest on funds advanced is charged at an average annual effective rate of 14.5% payable monthly.

In addition, the Company must maintain funds on deposit with its factor as a reserve against uncollectible receivables. The amount of such funds on deposit as of January 30, 1997 amounted to $97,179.

The uncollected balance of such receivables held by the factor amounted to $804,601 as of January 30, 1997.

The fair market value of these balances approximate book value.

NOTE 16 - Economic Dependency

The Company's customers consist primarily of high volume shippers that have significant time sensitive and high service level traffic needs. The Company provided services to two customers which accounted for net revenues in excess of 10% of the Company's total revenues for the period ended January 30, 1997. Consolidated Paper, Inc. and Excel Corporation accounted for 26.4% and 10.7% of the Company's net revenues for the period ended January 30, 1997. Accounts receivable from those customers amounted to $335,513 as of January 30, 1997.

Revenues from the Company's five and ten largest customers accounted for approximately 57% and 69% respectively of total net revenues for the period ended January 30, 1997.

                        GULF NORTHERN TRANSPORT, INC.
                      NOTES TO THE FINANCIAL STATEMENTS
                              JANUARY 30, 1997


NOTE 16 - Economic Dependency (continued)

The Company considers its relationship with those major customers to be satisfactory and is committed to expanding its relationship with its other customers.

The Company provides services to a significant number of customers in the meat packing and distribution industry. Revenues from those customers accounted for approximately 14.6% of total revenues for the period ended January 30, 1997. Accounts receivable from those customers amounted to $178,700 as of January 30, 1997.

NOTE 17 - Stock Acquisition Agreement - United Acquisition II
          Corp.

On June 3, 1996, the shareholders of Mid America entered into an agreement with United Acquisition II Corp. (the acquirer) whereby they would transfer 100% of their common stock in Mid America in exchange for 31,366 shares of convertible preferred stock and 316,666 shares of common stock of the acquirer. In addition, the acquirer agreed to contribute cash and notes totaling $500,000 into Mid America at closing.

In January, 1997, the acquirer conceded that it was not able to complete the transaction as agreed and withdrew from the contract. During the period from the consummation of the contract, the acquirer deposited funds to the Company in the amount of $145,000. The Company agreed to return a total of $100,000 payable in 36 installments beginning April 1, 1998 on a non interest bearing basis.

NOTE 18 - Accounts Receivable - Affiliate

The Company provided freight services on behalf of its affiliate, Mencor, Inc. amounting to $10,785 for the period ended January 30, 1997. The balance receivable from this affiliate as of January 30, 1997 amounted to $19,930.
The fair market value of this receivable approximate book value.

NOTE 19 - Advances from Affiliate

The Company received advances from its affiliate, Mencor, Inc. during the period ended January 30, 1997. Those advances amounted to $23,994 and remained unpaid as of that date, are non interest bearing and are due on demand. The fair market value of these advances approximates book value.

NOTE 20 - Subsequent Event - Acquisition Agreement with U.S.
          Trucking, Inc.

On January 30, 1997, the Company entered into an agreement with U.S. Trucking, Inc. (the acquirer) whereby U.S. Trucking would acquire 100% of the common stock of the Company in exchange for 25% of it's common stock.

                        GULF NORTHERN TRANSPORT, INC.
                      NOTES TO THE FINANCIAL STATEMENTS
                              JANUARY 30, 1997


NOTE 20 - Subsequent Event - Acquisition Agreement with U.S.
          Trucking, Inc. (continued)

As part of this agreement, the Company contracted with Dan Pixler (a former stockholder of the Company) for him to provide services as president and general manager for the five years commencing from January 30, 1997 to January 30, 2002 at an annual salary of $105,000 per year. Mr. Pixler will receive annual options to purchase 12,500 shares of the common stock of the acquirer's parent company, U.S. Transportation Systems, Inc. which will be exercisable until December 31, 2002. Further, during the period of employment and for a period of two years after his termination, Mr. Pixler agreed that he will not participate in an entity which is directly competitive with the Company's present operations.

3)                     AUDITED FINANCIAL STATEMENTS OF
                                  MENCOR, INC.
                  FOR THE THIRTY DAYS ENDED JANUARY 30, 1997

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Stockholders
Mencor, Inc.

We have audited the accompanying balance sheet of Mencor, Inc. as of January 30, 1997 and the related statements of earnings and retained earnings and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Mencor, Inc. as of January 30, 1997 and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

Garden City, New York
June 8, 1998

                                 MENCOR, INC.
                                BALANCE SHEET
                               January 30, 1997

     ASSETS

CURRENT ASSETS
  Cash and cash equivalents (Notes 1C and 2)               $ 40,497
  Accounts receivable-net of allowance
   for doubtful accounts of $11,834 (Notes 1F & 12)         189,605
  Advances to affiliate (Note 7)                             23,994
  Refundable income taxes (Note 6)                              860
  Prepaid expenses                                            1,002
                                                           --------
     Total Current Assets                                   255,958
                                                           --------

PROPERTY, PLANT AND EQUIPMENT - at cost, less
 accumulated depreciation of $3,950 as of
 January 30, 1997 (Notes 1D and 3)                            7,300
                                                           --------

OTHER ASSETS
  Intangible asset - Net of accumulated
   amortization of $1,067 as of January
   30, 1997 (Note 1H)                                           933
  Security deposits                                           1,125
  Deferred tax asset (Notes 1E and 6)                         1,920
  Organization costs - net of
   accumulated amortization of $445 at January
   30, 1997 (Note 1G)                                           444
                                                           --------
     Total other assets                                       4,422
                                                           --------

     TOTAL ASSETS                                          $267,680
                                                           ========




















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                                 MENCOR, INC.
                                BALANCE SHEET
                               January 30, 1997

     LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

CURRENT LIABILITIES
  Accounts payable-trade                                   $160,618
  Accounts payable-affiliate (Note 8)                        19,930
  Advances from related party (Note 9)                       33,970
  Payroll taxes withheld and payable                            518
  Accrued expenses                                            2,039
  Other taxes payable                                         1,462
  Income taxes payable (Notes 1E and 6)                          25
  Current Portion of Equipment Notes Payable
    (Notes 3 and 4)                                           1,164
                                                           --------

     Total Current Liabilities                              219,726
                                                           --------
COMMITMENTS AND CONTINGENCIES (Note 5)

OTHER LIABILITIES
  Equipment Notes Payable-net of current maturities
    (Notes 3 and 4)                                             527
                                                           --------

     TOTAL LIABILITIES                                      220,253
                                                           --------
STOCKHOLDERS' EQUITY
  Common Stock (no par value-1,000  shares authorized,
   300 issued and outstanding (Note 1B)                       6,604
  Retained Earnings                                          40,823
                                                           --------
     Total Stockholders' Equity                              47,427
                                                           --------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $267,680
                                                           ========


















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                                 MENCOR, INC.
                  STATEMENT OF EARNINGS AND RETAINED EARNINGS
                         Period Ending January 30, 1997


Net Revenues                                               $115,564

Freight settlements                                         102,649
                                                           --------

Income from operations                                       12,915

General and administrative expenses                          13,983
                                                           --------

Net (loss) from operations                                   (1,068)

Other income and expense                                      -0-
                                                           --------

Loss before income taxes                                     (1,068)

Income taxes (Notes 1E and 6)                                 -0-
                                                           --------

     Net (loss)                                              (1,068)

Retained Earnings-Beginning of Period                        41,891
                                                           --------

Retained Earnings-End of Period                            $ 40,823
                                                           ========

Net (loss) per Share                                       $  (3.56)
                                                           ========

Weighted Average Number of Shares (Note 1B)                     300





















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                                 MENCOR, INC.
                           STATEMENT OF CASH FLOWS
                         Period Ending January 30, 1997


CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss) for the period                                $ (1,068)

ADJUSTMENTS TO RECONCILE NET INCOME TO
NET CASH USED IN OPERATING ACTIVITIES

(Increase) Decrease-Assets
  Accounts Receivable-trade                                  38,502
  Advances to affiliate                                       3,359
Increase (Decrease)-Liabilities
  Accounts payable-trade                                    (20,391)
  Accounts payable-affiliate                                 (5,951)
  Payroll taxes withheld and payable                         (3,400)
  Other taxes payable                                         1,462
                                                           --------
     Total Adjustments                                       13,581

     Net Cash provided by Operations                         12,513
                                                           --------

CASH FLOWS FROM FINANCING ACTIVITIES
 Repayments to related party                                (50,000)
                                                           --------
     Net Cash (used in) financing activities                (50,000)
                                                           --------

NET (DECREASE) IN CASH                                      (37,487)
                                                           --------

CASH AT BEGINNING OF PERIOD                                  77,984
                                                           --------

CASH AT END OF PERIOD                                      $ 40,497
                                                           ========

Supplemental Disclosure of Cash flow information:

Cash paid during the year
  Interest expense                                         $   -0-
  Income taxes                                             $   -0-













THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                                 MENCOR, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               January 30, 1997


NOTE 1 - General and Summary of Significant Accounting Policies

(A) - Nature of Operations

Mencor, Inc. was incorporated in the State of Arkansas on July 6, 1994. The Company operates as a broker for interstate motor carriers. An interstate motor carrier broker serves the trucking industry by providing return hauls for truckers who have completed their initial delivery. By providing this service, trucking companies and independent operators are able to cover the cost of returning to their home location. The Company's corporate headquarters are located in Charleston, South Carolina. As a broker, the Company is required to acquire a license which provides the authority to engage in interstate commerce. This license was acquired in April, 1994.

Services are provided to customers located primarily in the central United States but include locations in virtually all 48 contiguous states.

(B) - Net Loss per Share

Net loss per share is computed on the basis of the weighted average number of common and common equivalent shares outstanding during each period. Only the weighted average number of shares of common stock outstanding is used to compute income per share for the period ended January 30, 1997 as there are no stock options, warrants, or other common stock equivalents in this period.

(C) - Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents for financial statement purposes.

(D) - Property, Plant and Equipment

Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives principally on an accelerated basis. Accelerated methods of depreciation are followed for substantially all assets for both financial reporting and tax purposes.
Transportation equipment, furniture and fixtures, and other equipment are generally depreciated over periods ranging from two to seven years.

(E) - Income Taxes

Income taxes are provided on all revenue and expense items included in the statement of earnings, regardless of the period in which such items are recognized for income tax purposes, except for items representing a permanent difference between pretax accounting income and taxable income.
Non current deferred income taxes result from the use of accelerated methods of depreciation for income tax purposes and from the establishment of an allowance for doubtful accounts for financial reporting purposes.

(F) - Revenue Recognition

The Company recognizes revenues at the time the shipment is delivered to recipients.

                                 MENCOR, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               January 30, 1997


NOTE 1 - General and Summary of Significant Accounting Policies (continued)

(G) - Organization expense

As part of its initial incorporation, the company incurred organization costs amounting to $889 which is being amortized on a straight-line basis over five years.

(H) - Intangible Asset

As discussed in Note 1A, the Company acquired a license from the Interstate Commerce Commission which is required to allow the Company to do business as an interstate carrier broker. This license, which cost $2,000 is being amortized on a straight-line basis over five years.

(I) - Concentration of Credit Risk

Virtually all of the Company's customers are in the long haul trucking industry. Further, accounts receivable are uncollateralized and consist of amounts due from that industry.

(J) - Offering Costs

During 1996, the Company incurred certain expenses related to an equity offering in connection with its affiliate, Mid America Transporters Group, Inc. and Subsidiary. The offering was unsuccessful and, accordingly, the expense was amortized in full during 1996.

(K) - Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - Cash and Cash Equivalents

The Company maintains its cash balances in one financial institution located in Charleston, South Carolina that at times, may exceed federally insured limits. The Company has not experienced any losses in such account and believed it is not exposed to any significant credit risk on cash and cash equivalents.

                                 MENCOR, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               January 30, 1997


NOTE 3 - Property, Plant and Equipment

Property, plant and equipment consists of the following as of January 30, 1997:

           Office equipment                      $ 12,656
           Furniture and fixtures                   1,406
                                                 --------
                                                   11,250
           Less: Accumulated Depreciation           3,950
                                                 --------
           Total property, plant and equipment   $  7,300
                                                 ========


No depreciation expense was recorded for the period ended January 30, 1997.

NOTE 4 - Notes Payable

During 1995, the Company acquired office equipment in the amount of $2,946 which was financed payable in 36 installments of $110 per month including interest at 14% per annum due June, 1998.

           Total principal                       $  1,691
           Less: current maturities                 1,164
                                                 --------
           Long-term portion                     $    527
                                                 ========

Aggregate annual maturities of long-term debt for the five years following January 30, 1997 are as follows:

           January 30, 1998                      $  1,164
           January 30, 1999                           527
                                                 --------
           Total                                 $  1,691
                                                 ========

NOTE 5 - Commitments and Contingencies

The Company leases office space for its operating facility in Charleston, South Carolina. The current lease term commenced on May 1, 1995 and concludes on April 30, 1997. Commitments under this lease agreement amounted to $2,757 for the period ended January 30, 1998.

Rent expense amounted to $919 for the period ended January 30, 1997 and is included in general and administrative expenses.

                                 MENCOR, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               January 30, 1997


NOTE 6 - Income Taxes

The Company accounts for income taxes on the liability method, as provided by Statement of Financial Accounting Standards 109, Accounting for Income Taxes (SFAS 109). The provision for income taxes was comprised of the following components as of January 30, 1997:

           Federal-current                       $(  160)
           Federal-deferred                       (  -0-)
           State-current                          (   50)
           State-deferred                         (  -0-)
                                                 -------
           Total                                 $(  210)
                                                 =======

The income tax provision reconciled to the tax computed at the statutory Federal rate was:

           Tax at Statutory Rate                 $(  417)  ( 39)%
           State income taxes                         74      7
           Effect of graduated brackets              133     12
           Other                                 -------    ---
                                                 $(  210)  ( 20)%

Deferred tax assets and liabilities at January 30, 1997 consists of the following:

           Deferred tax assets
            Allowance for doubtful accounts      $11,834
            Valuation Allowance                   (6,679)
                                                 -------
                                                 $ 5,155
                                                 =======
           Deferred tax liabilities
            Depreciation of property &
             equipment                           $(5,155)
                                                 =======

The valuation allowance provided is based on management's valuation of the likelihood of realization.

Net operating loss carryovers amounting to $1,068 for federal income tax purposes are available through December 31, 2012.

NOTE 7 - Advances to Affiliate

The Company advanced funds and provided services to its affiliate, Gulf Northern Transport, Inc. during the years prior to the period ended January 30, 1997. Gulf Northern is related to the Company through common ownership and management. No revenues were generated by services provided during the period ended January 30, 1997. The amount of such advances which remained unpaid as of January 30, 1997 amounted to $23,994. These advances represent allocations of rent and other administrative costs and freight settlements, are non interest bearing and are due on demand. The fair market value of these advances approximate book value.

                                 MENCOR, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               January 30, 1997


NOTE 8 - Accounts Payable-Affiliate

The Company incurred expenses for freight settlements from its affiliate, Gulf Northern Transport, Inc. which amounted to $10,785 for the period ended January 30, 1997. The remaining balance payable to the affiliate for such expenses as of January 30, 1997 amounted to $19,930.

NOTE 9 - Advances from Related Party

During 1996, a shareholder advanced funds totaling $123,397 to the Company. Repayments through January 30, 1997 amounted to $89,427 with the remaining balance remitted during February, 1997. The advances were payable on demand with no stated interest.

NOTE 10 - Economic Dependency

The Company's customers consist primarily of high volume shippers that have significant time sensitive and high service level traffic needs. The Company provided services to three customers which accounted for net revenues in excess of 10% of the Company's total revenues for the period ended January 30, 1997. Tamco Distributors, Vista Corrugated and Continental Sprayers accounted for 33.5%, 24.1% and 10.6% of the Company's net revenues for the period ended January 30, 1997.

Accounts receivable from those customers amounted to $104,311 as of January 30, 1997.

Revenues from the Company's five and ten largest customers accounted for approximately 83% and 91% respectively of total net revenues for the period ended January 30, 1997.

NOTE 11 - Definitive stock sale to U.S. Trucking, Inc.

On January 30, 1997, the stockholders sold their interests in Mencor, Inc. to U.S. Trucking, Inc. (the buyer) for $75,000. The transaction was in conjunction with the sale of Gulf Northern Transport, Inc. Also in connection with the sale, the Company agreed to continue the employment of Michael Menor (a former shareholder of Mencor, Inc.) as the president of the Company for the period from the date of enactment to January 30, 2000 at an annual salary of $60,000 per year. Further, during the period of employment and a period of two (2) years after his termination, Mr. Menor agreed that he will not participate in an entity which directly performs truck brokerage services for those customers currently serviced by the Company.

Also on the date of enactment, the buyer contracted with Roxanne Pixler, (a former shareholder of Mencor, Inc.) for her to provide consulting services to the Company. Pixler will receive 18,750 shares of U.S. Transportation Systems, Inc. as compensation for her services. The contracted obligation will commence from the date of enactment to December 31, 1998.

4)                      AUDITED FINANCIAL STATEMENTS OF
               MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Stockholders
Mid America Transporters Group, Inc.
 and Subsidiary


We have audited the accompanying consolidated balance sheets of Mid America Transporters Group, Inc. and Subsidiary as of December 31, 1996 and 1995 and the related consolidated statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated balance sheets referred to above, present fairly, in all material respects, the consolidated financial position of Mid America Transporters Group, Inc. and Subsidiary as of December 31, 1996 and 1995 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


Garden City, New York
November 7, 1997

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                           1996         1995
                                        ----------   ----------
      ASSETS

CURRENT ASSETS
 Cash in banks (Note 14)               $    60,159  $   311,842
 Restricted cash-reserves on deposit
  with factor (Note 15)                     97,179      179,615
 Accounts receivable-net of allowance
  for doubtful accounts of $40,000
  and $12,000 as of December 31, 1996
  and 1995 respectively (Notes 1H, 15
  and 16)                                1,309,529    1,295,451
 Accounts receivable - affiliate
  (Note 18)                                 25,881       14,150
 Accounts receivable - other                 3,068       34,613
 Parts and supply inventory (Note 1D)      139,472      112,464
 Prepaid insurance                          54,745       53,412
 Prepaid expenses and other                 41,089       49,106
                                        ----------   ----------
       Total Current Assets              1,731,122    2,050,653
                                        ----------   ----------

PROPERTY, PLANT AND EQUIPMENT - at
 cost, less accumulated depreciation
 and amortization of $4,130,210 and
 $3,313,632 as of December 31, 1996
 and 1995, respectively
  (Notes 1E, 2, 4, 5 and 7)              4,175,921    4,697,569
                                        ----------   ----------

OTHER ASSETS
 Restricted cash-owner operators
  (Note 12)                                  2,672       46,332
 Restricted cash-cash held as
  collateral against letters of credit      10,000       88,000
 Covenants not to compete-net of accum-
  ulated amortization of $73,589 and
  $33,590 as of December 31, 1996 and
  1995, respectively (Notes 1F and 11)      39,999       79,998
 Security deposits and other                 7,334        6,260
 Organization costs - net of accumul-
  ated amortization of $5,000 and
  $4,000 as of December 31, 1996
  and 1995, respectively (Note 1I)            -           1,000
                                        ----------   ----------
       Total other assets                   60,005      221,590
                                        ----------   ----------
       TOTAL ASSETS                     $5,967,048   $6,969,812
                                        ==========   ==========




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 1996 AND 1995

    LIABILITIES AND STOCKHOLDERS' EQUITY
                                           1996         1995
                                        ----------   ----------

CURRENT LIABILITIES
 Accounts payable-trade                $   207,941   $  424,283
 Due to factor (Note 15)                 1,133,731      950,390
 Accrued expenses and other                672,545      445,216
 Advances from affiliate (Note 19)          27,353       17,910
 Note Payable - (Note 4)                    12,500         -
 Current portion - seller's notes          112,823       84,393
 Acquisition loan payable (Note 2)         569,329      551,445
 Current portion of equipment notes
  payable (Notes 2 and 4)                  163,268       37,973
 Current portion of obligations under
  capital leases (Note 6)                  299,585      263,907
                                        ----------   ----------
    Total Current Liabilities            3,199,075    2,775,517
                                        ----------   ----------

OTHER LIABILITIES
 Deferred taxes (Notes 2 and 3)               -         388,000
 Owner operator escrow (Note 12)            29,672       82,936
 Seller's notes (Notes 2 and 4)            127,772      226,117
 Note payable - (Notes 4 and 17)            49,904         -
 Acquisition loan payable
   (Notes 2 and 4)                       1,617,561    2,141,947
 Equipment Notes Payable-net of
  current portion (Note 4)                 483,978      319,564
 Obligations under capital leases
  net of current portion (Note 6)          710,093      998,816
                                        ----------   ----------
    Total Other Liabilities              3,018,980    4,157,380
                                        ----------   ----------
     TOTAL LIABILITIES                   6,218,055    6,932,897
                                        ----------   ----------

COMMITMENTS AND CONTINGENCIES
 (Notes 2, 6, 9 10 and 17)

STOCKHOLDERS' EQUITY
 Common Stock (no par value-10,000
  shares authorized, 1,000 issued
  and outstanding) (Note 2)                100,000      100,000
 Additional paid in capital                 25,000         -
 Accumulated deficit                    (  376,007)  (   63,085)
                                        ----------   ----------
    Total Stockholders' Equity          (  251,007)      36,915
                                        ----------   ----------

   TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY               $5,967,048   $6,969,812
                                        ==========   ==========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                              AND RETAINED EARNINGS
                     YEARS ENDING DECEMBER 31, 1996 AND 1995


                                           1996           1995
                                        -----------   -----------

Net Revenues                            $12,620,435   $12,374,563
Operating expenses                       10,966,125    10,505,303
                                        -----------   -----------

Income from operations                    1,654,310     1,869,260

Administrative expenses                   1,807,186     1,290,716
                                        -----------   -----------

Other income and expenses
 Interest income                              7,046        10,507

Interest expense                         (  648,993)   (  665,515)
 Other income                               141,498         4,673
 Net gain (loss) on disposition of
  assets                                 (   47,597)        9,104
                                        -----------   -----------
  Total other income
     and (expenses)                       ( 548,046)   (  641,231)
                                        -----------   -----------

    Net loss before taxes                (  700,922)   (   62,687)

Income tax (benefit)
  provision (Notes 1H and 3)             (  388,000)          398
                                        -----------   -----------
     Net loss                            (  312,922)   (   63,085)

Accumulated Deficit - January 1          (   63,085)         -
                                        -----------   -----------

Accumulated deficit - December 31       $(  376,007)  $(   63,085)
                                        ===========   ===========

Net loss per share                      $(   312.92)  $(    63.09)
                                        ===========   ===========

Weighted Average Number of Shares
 (Note 1B)                                    1,000         1,000
                                        ===========   ===========









THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                    YEARS ENDING DECEMBER 31, 1996 AND 1995

                                           1996          1995
                                        -----------   -----------
CASH FLOWS FROM
OPERATING ACTIVITIES

Net Earnings (Loss)                     $  (312,922)   $ ( 63,085)

ADJUSTMENTS TO RECONCILE NET
EARNINGS (LOSS) TO NET CASH
USED IN OPERATING ACTIVITIES

Depreciation & Amortization                 956,717       794,756
Deferred income taxes                      (388,000)         -
Loss(Gain) on disposal of property
  and equipment                              47,597      (  9,104)
(Increase) Decrease-Assets
 Restricted Cash                            204,096          -
Accounts Receivable                        ( 22,264)     (295,267)
Parts and supply inventory                 ( 27,008)     ( 43,955)
 Prepaid expenses and
  other current assets                        6,610      (255,111)
Increase (Decrease)-Liabilities
 Accounts payable                          ( 33,001)       27,984
 Accrued expenses and
  other current liabilities                 183,508       129,375
                                        -----------   -----------
   Total Adjustments                        928,255       348,678

Net Cash Provided by Operations             615,333       285,593
                                        -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of equipment                      (787,407)     (567,372)
Proceeds from disposal of equipment         372,740        81,500
Proceeds from additional paid in
  capital                                    25,000          -
                                        -----------   -----------

Net Cash Used in investing activities      (389,667)     (485,872)
                                        -----------   -----------

Sub Total                                   225,666      (200,279)
                                        -----------   -----------










THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                       STATEMENTS OF CASH FLOWS (continued)
                      YEARS ENDING DECEMBER 31, 1996 AND 1995

                                           1996          1995
                                        -----------   -----------

Balance Forward                         $   225,666   $(  200,279)

CASH FLOWS FROM
FINANCING ACTIVITIES

Principal payments on long-term debt     (1,007,286)   (4,707,108)
Proceeds from short-term note                12,500          -
Proceeds from long-term debt financing      770,482     5,527,017
Principal payments on capital lease
  obligations                              (253,045)   (  307,788)
                                        -----------   -----------

Net Cash provided by (used in)
  financing activities                     (477,349)      512,121
                                        -----------   -----------

NET INCREASE (DECREASE) IN CASH            (251,683)      311,842

CASH AT BEGINNING OF YEAR                   311,842          -
                                        -----------   -----------

CASH AT END OF YEAR                     $    60,159   $   311,842
                                        ===========   ===========

Supplemental Disclosure of
 Cash flow information:

Cash Paid during the year
  Interest expense                      $   650,158   $   690,813
                                        ===========   ===========

  Income taxes                          $     -0-     $     1,845
                                        ===========   ===========

Capital lease obligations totaling $508,800 for the year ended December 31, 1995 were incurred when the Company entered into leases for new tractors and trailers.

Long-term debt totaling $720,578 was incurred by the Company during 1996 when the Company acquired 10 tractors with a total cost of $745,578.











THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 1 - General and Summary of Significant Accounting Policies

(A) - Nature of Business

Mid America Transporters Group, Inc. (Mid America or, "the Company") was incorporated in the State of Arkansas on February 14, 1994. The Company, through its wholly-owned subsidiary, Gulf Northern Transport, Inc., (Gulf Northern) a Wisconsin corporation, operates as an interstate and intrastate motor carrier. (See Note 2). The Company's corporate headquarters are located in Charleston, South Carolina with terminals and drop stations located in various states.

Services are provided to customers located primarily in the central United States but include locations in virtually all 48 contiguous states.

(B) - Net Earnings (Loss) per Share

Net earnings (loss) per share is computed on the basis of the weighted average number of common shares outstanding during each period. Only the weighted average number of shares of common stock outstanding is used to compute earnings or loss per share in 1996 and 1995, as there were no stock options, warrants, or other common stock equivalents in those years.

(C) - Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents for financial statement purposes.

(D) - Inventory

Inventory consists principally of parts and supplies used in maintaining its motor carrier fleet, skids used in transporting goods, and small tools and are stated at the lower-of-cost or market, determined on a first-in, first-out basis.

(E) - Property, Plant and Equipment

Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. Accelerated methods of depreciation are followed for tax purposes and the straight line method is used for financial reporting purposes.

Transportation equipment, furniture and fixtures, and other equipment are generally depreciated over periods ranging from two to seven years. The building is depreciated over a thirty year period. A provision has been made for deferred income taxes relating to depreciation temporary differences. See
Note 2.

(F) - Covenants Not to Compete

Covenants not to compete are amortized on a straight line basis over the terms of the agreements. The covenants cover the period from January, 1994 to December, 1997.

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


(G) - Income Taxes

Taxes are provided on all revenue and expense items included in the Consolidated Statements of Operations, regardless of the period in which such items are recognized for income tax purposes, except for items representing a permanent difference between pretax accounting income and taxable income.

(H) - Revenue Recognition

The Company recognizes revenues at the time freight is delivered to recipients.

(I) - Organization Costs

Gulf Northern incurred organization costs of $5,000 in 1992 which is being amortized on a straight line basis over five years.

(J) - Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(K) - Basis of Presentation

The accompanying consolidated balance sheets and related statements of operations and retained earnings and cash flows includes the accounts of Mid America Transporters Group, Inc. and its wholly owned subsidiary, Gulf Northern Transport, Inc. as of December 31, 1996 and 1995 and gives effect to the acquisition of Gulf Northern by Mid America effective January 1, 1995 pursuant to an agreement dated March 28, 1995, and reflects the acquisition as a purchase as more fully described in Note 2. There were no intercompany transactions or balances as of and for the years ended December 31, 1996 and 1995.

NOTE 2 - Definitive Stock Purchase Agreement

Effective January 1, 1995 to an agreement dated March 28, 1995, Mid America signed a definitive stock purchase agreement with Gulf Northern and its individual shareholders. Under the terms of the agreement, Mid America purchased all shares of Gulf Northern's common stock for a total purchase price, as finally determined, of $2,683,500 which exceeded the net asset value of Gulf Northern by approximately $1,182,000. The transaction has been accounted for as a purchase effective on December 31, 1994. Note (1K).

As discussed in Note 1G and 3, prior to the implementation of this agreement, the Company elected to be an S Corporation for tax purposes. Due to differences in the computation of depreciation for book purposes as compared to tax purposes, taxes were deferred in the amount of $388,000. On the date of this agreement, the Company no longer qualified to file its tax returns as an S Corporation, therefore, deferred taxes were established as an increase to the acquisition cost.

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 2 - Definitive Stock Purchase Agreement (continued)

As noted above, the acquisition has been accounted for as a purchase.
Purchase accounting requires that the cost of the acquisition be allocated to the net assets acquired up to their fair market value. Accordingly, property, plant and equipment was increased by $1,162,184 to $5,390,503 which is less than its appraised value. No goodwill was recorded by this transaction. In addition, the stockholder's equity section as reported prior to the purchase is eliminated.

The agreement includes payments to the former stockholders in the form of cash of $2,232,000 which includes the payoff of shareholder loans described in Note 5A; promissory notes totaling $260,000 due in 36 monthly installments totaling $8,017 at 7% due on March 1, 1998 secured by letters of credit in the amount of $150,000; and non interest bearing obligations (discounted at 7% per annum) totaling $104,000 payable over a one year period commencing April 1, 1998.

The purchase was financed by a loan in the amount of $3,000,000 from ITT Credit Corp. which is payable in 60 monthly installments of $66,360 and is due on March 31, 2000. The loan was subsequently sold to General Electric Credit Corp and is secured by certain items of equipment. See Note 13 for description of the loan modification agreement.

NOTE 3 - Income Taxes

The Company accounts for income taxes on the liability method, as provided by Statement of Financial Accounting Standards 109, Accounting for Income Taxes (SFAS 109). At December 31, 1996 a recovery of prior years deferred taxes of $388,000 was provided. No federal income taxes were provided for the year ended December 31, 1995.

Differing methods of reporting income for tax purposes as compared to financial reporting purposes resulted in deferred income taxes of approximately -0- and $388,000 as of December 31, 1996 and 1995, respectively. Deferred tax assets and liabilities consist of the following:

                                            1996       1995
                                         ---------   ---------
  Deferred tax assets-
     Allowance for doubtful accounts     $  15,600   $   4,680
     Net operating loss carryover          196,000        -
                                         ---------   ---------
                                           211,600       4,680
     Valuation allowance                    16,600        -
                                         ---------   ---------
                                         $ 195,000   $   4,680
                                         =========   =========

  Deferred tax liabilities-
     Depreciation of property, plant
      and equipment                      $(195,000)  $(392,680)
                                         ---------   ---------
                                         $(195,000)  $(392,680)
                                         =========   =========

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 3 - Income Taxes (continued)

The valuation allowance provided in each of the years is based on management's valuation of the likelihood of realization.

As required by SFAS 109, deferred taxes are provided based upon the tax rate at which the items of income and expense are expected to be settled in the Company's tax return.

The Company incurred a net operating loss of $503,000 available to offset future income for financial reporting purposes expiring in 2011.

NOTE 4 - Long-term Notes Payable                1996         1995
                                             ----------   ----------

Long-term notes payable as of December 31, 1996 and 1995 consists of the following:

Equipment loans secured by ten tractors
payable at $15,824 per month including
interest at 10% per annum with the final
installment due November, 2000               $  647,246         -

Mortgage note, Prime + .5%; (9.0% at
December 31, 1995 secured by real estate,
payable at $5,000 per month including
interest, due March 7, 1995. The bank
has committed to renew this note beyond
December 31, 1995.                                 -         357,537

Demand note - Sebrite Agency, Inc. -
non interest bearing                             12,500         -

Term loan in settlement with United
Acquisition II Corp.- $100,000 non
interest bearing, discounted at 8%
payable over 36 months beginning
April 1, 1998                                    49,904         -

Acquisition loan described in Note 5          2,186,890    2,693,392

Seller notes described in Note 2                240,595      310,510
                                             ----------   ----------

             Total                            3,137,135    3,361,439

             Less: current maturities           857,920      673,811
                                             ----------   ----------

             Long-term portion               $2,279,215   $2,687,628
                                             ==========   ==========

             MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 4 - Long-term Notes Payable (continued)

Aggregate annual scheduled maturities of long-term debt at December 31, 1996 are as follows:

                  1997          $  857,920
                  1998             910,804
                  1999             917,159
                  2000             441,791
                  2001               9,461
                                ----------
                      Total     $3,137,135
                                ==========

NOTE 5 - Debt Restructure

In addition to being used to finance the acquisition described in Note 2, proceeds from the $3,000,000 acquisition loan were also used to refinance stockholder loans and certain other bank and lease obligations. As the classification of the acquisition loan is long term, those obligations restructured were also classified as long term. The loan is payable in 60 monthly installments of $66,360 at the rate of 11.75% interest per annum with its final maturity on March 31, 2000.

NOTE 6 - Lease Commitments

The Company leases tractors and trailers under various capital leases with interest rates ranging from 8.1% to 9.1%. Property, plant and equipment includes the following amounts for the tractor and trailer leases which are capitalized as of December 31, 1996 and 1995:

     Tractors and trailers           $1,760,669   $1,760,669
     Less: accumulated amortization     589,913      331,673
                                     ----------   ----------

              Total                  $1,170,756   $1,428,996
                                     ==========   ==========

             MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 6 - Lease Commitments (continued)

Lease amortization is included in depreciation expense. Future minimum payments, by year and in the aggregate, under the capital leases are as follows:

     Years ended December 31,                  Amount
     ------------------------                  ------

            1997                            $  394,791
            1998                               522,657
            1999                               241,568
            2000                                  -
                                            ----------
     Total minimum lease payments            1,159,016
     Less: Amount representing interest        149,338
                                            ----------
     Present value of minimum
       lease payments                        1,009,678
     Less-Current maturities                   299,585
                                            ----------

     Long-term obligations under
       capital leases                       $  710,093
                                            ==========
NOTE 7 - Property, Plant and Equipment

Property, plant and equipment consists of the following as of December 31:

                                      1996            1995
                                   ----------      ----------

          Land                     $     -         $  127,719
          Building                       -            303,350
          Office equipment             63,273          58,576
          Tractors, trailers and
           garage equipment         8,238,378       7,517,076
          Transportation equipment      4,480           4,480
                                   ----------      ----------
                                    8,306,131       8,011,201
          Less: Accumulated
           Depreciation             4,130,210       3,313,632
                                   ----------      ----------
          Total property, plant
           and equipment           $4,175,921      $4,697,569
                                   ==========      ==========

Depreciation expense amounted to $882,797 and $754,130 for the years ended December 31, 1996 and 1995, respectively. $873,148 and $732,921 of depreciation was included in operating expenses for 1996 and 1995, respectively and $9,649 and $21,209 of depreciation was included in administrative expenses for 1996 and 1995, respectively. The fair market value of fixed assets approximates book value.

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 8 - Related Party Transaction

On December 23, 1996, the Company sold its Wisconsin Rapids facility which included land, a building and improvements with a book value of $394,517 to its majority stockholders for $346,141 resulting in a net loss of $48,376. The loss is included in other income and expenses. The transaction resulted in a gain of $231,000 for income tax purposes.

The stockholders leased the property back to the Company for five years commencing January 1, 1997. See Note 10.

Management believes the sale was an arms length transaction based on estimated values of the property on the date of sale.

Interest expense at December 31, 1995 includes $6,857 attributable to stockholder loans. The loans were repaid during 1995.

NOTE 9 - Retirement Plan

The Company matches employee contributions up to 3% of employee compensation. Contributions to the plan amounted to $65,123 and $41,264 for the years ended December 31, 1996 and 1995, respectively. 401K matching contributions of $23,100 and $29,710 are included in operating expenses for 1996 and 1995, respectively and $8,589 and $21,209 of the aforementioned contributions are included in administrative expenses for 1996 and 1995, respectively.

NOTE 10 - Commitments and Contingencies

Commencing on January 1, 1997, the Company agreed to rent its Wisconsin Rapids facility from certain stockholders for $7,350 per month for a period of five years under an operating lease.

Commencing October 15, 1997, the Company leased its South Carolina corporate offices for $1,728 per month. The lease extends for a period of two years.

Minimum rental payments under such operating leases follows:

              Year ending December 31,
                       1997              $ 92,520
                       1998               108,936
                       1999               104,616
                       2000                88,200
                       2001                88,200
                                         --------
      Total minimum payments required    $482,472
                                         ========

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 11 -  Noncompetition Agreements

As of January 3, 1994, the Company entered into a covenant not to compete agreement with its chief executive officer which extends over four years. The agreement called for a prepayment of $115,000 in December, 1993, with an additional $46,000, including interest, payable in (18) monthly installments of $2,556 commencing with the date of the agreement. Expenses under this agreement amounted to $39,999 and $39,698 for 1996 and 1995, respectively.
See also Note 2 for a description of the covenant not to compete related to the stock purchase agreement.

NOTE 12 - Restricted Cash

The Company maintains cash accounts for owner-operators who perform services for the Company. These funds are accumulated, with the owner-operators consent, by withholding part of the payments due to them for services performed. The funds are used to pay for repairs of equipment that they own directly.

Further, the Company has deposited funds with a financing company to cover over the road fuel and other operating expenses for drivers in support of a letter of credit.

As of December 31, 1996 and 1995, the Company had letters of credit outstanding totaling $10,000 and $88,000 respectively which guarantee various operating and insurance activities.

NOTE 13 - Loan Modification Agreement

In connection with the stock purchase agreement described in Note 2, the purchase was financed by a loan in the amount of $3,000,000 payable in monthly installments over five years. The original loan agreement required that the Company hold the common stock of a "small capitalization" company with a market value of at least $1,000,000. As of December 31, 1996 and 1995, such stock was not held by the Company.

On May 25, 1997, the Company agreed to a modification of the original loan whereby current monthly payments were reduced from $66,360 per month to $45,000 per month with a balloon payment of $396,836 due at August 31, 2001.

NOTE 14 - Concentration of Credit Risk - Cash

The Company maintains its cash balances in two financial institutions, one located in Wisconsin Rapids, Wisconsin and the other in Charleston, South Carolina. At times, the balances may exceed federally insured limits of $100,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash on deposit. The fair market value of these financial instruments approximates cost.

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 15 - Use of Factor

In April, 1995, the Company entered into an agreement with a factor whereby the factor would accept the Company's receivables with full recourse. Under the agreement, the factor will advance up to 80% of those receivables submitted by the Company. Interest on funds advanced is charged at an average annual effective rate of 14.5% payable monthly.

In addition, the Company must maintain funds on deposit with its factor as a reserve against uncollectible receivables. The amount of such funds on deposit as of December 31, 1996 and 1995 amounted to $97,179 and $179,615 respectively.

The uncollected balance of such receivables held by the factor amounted to $1,133,731 and $950,390 as of December 31, 1996 and 1995 respectively. The fair market value of these balances approximate book value.

NOTE 16 - Economic Dependency

The Company's customers consist primarily of high volume shippers that have significant time sensitive and high service level traffic needs. The Company provided services to three and four customers, respectively which accounted for net revenues in excess of 10% of the Company's total revenues for the
years ended December 31, 1996 and 1995.   Consolidated Paper, Inc.,
Land-0-Lakes, Inc., Excel Corporation and Trane Company accounted for 24.6%, 13.8%, and 10.7% of the Company's net revenues for the year ended December 31,
1996.   Consolidated Paper, Inc., Land-O-Lakes, Inc., Excel Corporation and
Trane Company accounted for 17.8%, 13.5%, 10.7% and 10.2% of the Company's net revenues for the year ended December 31, 1995. Accounts receivable from those customers amounted to $486,873 and $358,319 as of December 31, 1996 and 1995 respectively.

Revenues from the Company's five and ten largest customers accounted for approximately 57% and 69% respectively of total net revenues for the year ended December 31, 1996. Revenues from the Company's five and ten largest customers accounted for approximately 57% and 73% respectively of total net revenues for the year ended December 31, 1995.

The Company considers its relationship with those major customers to be satisfactory and is committed to expanding its relationship with its other customers.

The Company provides services to a significant number of customers in the meat packing and distribution industry. Revenues from those customers accounted for approximately 16.3% of total revenues for the year ended December 31, 1996 and 30% of total revenues for the year ended December 31, 1995. Accounts receivable from those customers amounted to $117,600 and $375,000 as of December 31, 1996 and 1995 respectively.

              MID AMERICA TRANSPORTERS GROUP, INC. AND SUBSIDIARY
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 17 - Stock Acquisition Agreement - United Acquisition II Corp.

On June 3, 1996, the shareholders of Mid America entered into an agreement with United Acquisition II Corp. (the acquirer) whereby they would transfer 100% of their common stock in Mid America in exchange for 31,366 shares of convertible preferred stock and 316,666 shares of common stock of the acquirer. In addition, the acquirer agreed to contribute cash and notes totaling $500,000 into Mid America at closing.

In January, 1997, the acquirer conceded that it was not able to complete the transaction as agreed and withdrew from the contract. During the period from the consummation of the contract, the acquirer deposited funds to the Company in the amount of $145,000. The Company agreed to return a total of $100,000 payable in 36 installments beginning April 1, 1998 on a non interest bearing basis.

The settlement resulted in a gain to the company of $105,096 which is included in other income.

NOTE 18 - Accounts Receivable - Affiliate

The Company provided freight services on behalf of its affiliate, Mencor, Inc. amounting to $340,822 and $119,045 for the years ended December 31, 1996 and 1995 respectively. The balance receivable from this affiliate as of December 31, 1996 and 1995 amounted to $25,881 and $14,150. The fair market value of this receivable approximate book value.

NOTE 19 - Advances from Affiliate

The Company received advances from its affiliate, Mencor, Inc. during 1996 and 1995. Those advances which amounted to $27,353 and $17,910 remained unpaid as of December 31, 1996 and 1995, are non interest bearing and are due on demand. The fair market value of these advances approximates book value.

NOTE 20 - Subsequent Event - Acquisition Agreement with U.S. Trucking, Inc.

On January 30, 1997, the Company entered into an agreement with U.S. Trucking, Inc. (the acquirer) whereby U.S. Trucking would acquire 100% of the common stock of the Company in exchange for 25% of it's common stock.

As part of this agreement, the Company contracted with Dan Pixler (a former stockholder of the Company) for him to provide services as president and general manager for the five years commencing from January 30, 1997 to January 30, 2002 at an annual salary of $105,000 per year. Mr. Pixler will receive annual options to purchase 12,500 shares of the common stock of the acquirer's parent company, U.S. Transportation Systems, Inc. which will be exercisable until December 31, 2002. Further, during the period of employment and for a period of two years after his termination, Mr. Pixler agreed that he will not participate in an entity which is directly competitive with the Company's present operations.

5)                      AUDITED FINANCIAL STATEMENTS OF
                                 MENCOR, INC.
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Stockholders
Mencor, Inc.

We have audited the accompanying balance sheets of Mencor, Inc. as of December 31, 1996 and 1995 and the related statements of earnings and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Mencor, Inc. as of December 31, 1996 and 1995 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


Farmingdale, New York
November 3, 1997

                                  MENCOR, INC.
                                BALANCE SHEETS

                                                 December 31,
                                              1996       1995
                                           ----------  ----------
     ASSETS

CURRENT ASSETS
 Cash and cash equivalents
  (Notes 1C and 2)                         $   77,984  $   34,726
   Accounts receivable-net of allowance
  for doubtful accounts of $11,834 as
  of December 31, 1996 and 1995
  (Notes 1F & 12)                             228,107     218,219
 Advances to affiliate (Note 7)                27,353      17,910
 Refundable income taxes (Note 6)                 860
 Prepaid expenses                               1,002       1,078
                                           ----------  ----------
       Total Current Assets                   335,306     271,933
                                           ----------  ----------

PROPERTY, PLANT AND EQUIPMENT - at
 cost, less accumulated depreciation
 of $3,950 and $2,025 as of December
 31, 1996 and 1995, respectively
 (Notes 1D and 3)                               7,300       6,552
                                           ----------  ----------

OTHER ASSETS
 Intangible asset - Net of accumulated
  amortization of $1,067 and $667 as of
  December 31, 1996 and 1995,
  respectively.  (Note 1H)                        933       1,333
 Security deposits                              1,125       1,125
 Deferred tax asset (Notes 1E and 6)            1,920       1,000
 Organization costs - net of
  accumulated amortization of $445 and
  $267 at December 31, 1996 and 1995,
  respectively (Note 1G)                          444         622
                                           ----------  ----------

       Total other assets                       4,422       4,080
                                           ----------  ----------

       TOTAL ASSETS                        $  347,028  $  282,565
                                           ==========  ==========











THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                                  MENCOR, INC.
                                BALANCE SHEETS

                                                 December 31,
                                              1996        1995
                                           ----------  ----------

     LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

CURRENT LIABILITIES
 Accounts payable-trade                    $  181,009   $ 197,015
 Accounts payable-affiliate (Note 8)           25,881      14,150
 Advances from related party (Note 9)          83,970
 Payroll taxes withheld and payable             3,918
 Accrued expenses                               2,039
 Income taxes payable (Notes 1E and 6)             25      14,840
 Current Portion of Equipment
  Notes Payable (Notes 3 and 4)                 1,071         878
                                           ----------  ----------
      Total Current Liabilities               297,913     226,883
                                           ----------  ----------

COMMITMENTS AND CONTINGENCIES (Note 5)

OTHER LIABILITIES
 Equipment Notes Payable-net of
  current maturities (Notes 3 and 4)              620       1,691
                                           ----------  ----------
     TOTAL LIABILITIES                        298,533     228,574
                                           ----------  ----------
STOCKHOLDERS' EQUITY
 Common Stock (no par value-1,000
  shares authorized, 300 issued and
  outstanding (Note 1B)                         6,604       6,604
 Retained Earnings                             41,891      47,387
                                           ----------  ----------
     Total Stockholders' Equity                48,495      53,991
                                           ----------  ----------

     TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY                 $  347,028  $  282,565
                                           ==========  ==========














THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                                  MENCOR, INC.
                  STATEMENTS OF EARNINGS AND RETAINED EARNINGS

                                       Periods Ending December 31,
                                          1996           1995
                                       -----------    ----------

Net Revenues                           $ 2,226,900    $1,486,293
Freight settlements                      2,007,651     1,294,550
                                       -----------    ----------

Income from operations                     219,249       191,743

General and administrative expenses        225,685       167,598
                                       -----------    ----------

Net income (loss) from operations       (    6,436)       24,145

Other expense
 Interest expense                       (    1,815)    (     279)
                                       -----------    ----------

Earnings (loss) before income taxes     (    8,251)       23,866

Income taxes (Notes 1E and 6)                2,755     (   6,035)
                                       -----------    ----------

     Net earnings (loss)                (    5,496)       17,831

Retained Earnings-Beginning of Year         47,387        29,556
                                       -----------    ----------

Retained Earnings-End of Year           $   41,891    $   47,387
                                       ===========    ==========

Net income (loss) per Share             $(   18.32)   $    57.94
                                       ===========    ==========

Weighted Average
  Number of Shares                             300           300
   (Note 1B)

















 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                                  MENCOR, INC.
                             STATEMENTS OF CASH FLOWS

                                       Periods Ending December 31,
                                           1996         1995
                                       -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (loss)                        $(  5,496)   $   17,831

ADJUSTMENTS TO RECONCILE NET INCOME TO
NET CASH USED IN OPERATING ACTIVITIES
Depreciation & amortization                  5,850         1,911
Allowance for doubtful accounts              7,610
Deferred tax benefit                      (    920)     (  1,000)

(Increase) Decrease-Assets
 Accounts Receivable-trade                (  9,888)     (109,343)
 Advances to affiliate                    (  9,443)     ( 17,910)
 Refundable income taxes                  (    860)
 Prepaid expenses                               76            22

Increase (Decrease)-Liabilities
 Accounts payable-trade                   ( 16,006)       11,569
 Accounts payable-affiliate                 11,731        14,150
 Payroll taxes withheld and payable          3,918
 Accrued expenses                            2,039
 Income taxes payable                     ( 14,815)        7,035
                                       -----------    ----------

   Total Adjustments                      ( 28,318)     ( 85,956)

Net Cash Provided (used) by Operations    ( 33,814)     ( 68,125)
                                       -----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Offering costs                            (  3,346)
Purchases of equipment                    (  2,674)     (    620)
Security deposits                                       (  1,125)
                                       -----------    ----------

Net Cash Used in Investing Activities     (  6,020)     (  1,745)
                                       -----------    ----------

   Subtotal                            $  ( 39,834)   $ ( 69,870)
                                       -----------    ----------













  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                                  MENCOR, INC.
                           STATEMENTS OF CASH FLOWS
                                 (CONTINUED)

                                       Periods Ending December 31,
                                           1996          1995
                                       -----------    ----------

   Balance brought forward             $  ( 39,834)   $ ( 69,870)
                                       -----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Advances from related party                123,397
Repayments to related party               ( 39,427)
Principal payments on equipment loan      (    878)     (    377)
                                       -----------    ----------

Net Cash provides by (used in)
   financing activities                     83,092      (    377)
                                       -----------    ----------

NET INCREASE (DECREASE) IN CASH             43,258      ( 70,247)
                                       -----------    ----------

CASH AT BEGINNING OF PERIOD                 34,726       104,973
                                       -----------    ----------

CASH AT END OF PERIOD                  $    77,984    $   34,726
                                       ===========    ==========

Supplemental Disclosure of
 Cash flow information:

Cash Paid during the year
  Interest expense                     $     1,815    $      279

  Income taxes                         $    14,840    $     -0-



The Company purchased office equipment during the year ended December 31, 1995. The purchase price of the equipment amounted to $2,946 and was financed through the vendor. See Note 4.
















  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                                 MENCOR, INC.
                      NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1996 and 1995


NOTE 1 - General and Summary of Significant Accounting Policies

(A) - Nature of Operations

Mencor, Inc. was incorporated in the State of Arkansas on July 6, 1994. The Company operates as a broker for interstate motor carriers. An interstate motor carrier broker serves the trucking industry by providing return hauls for truckers who have completed their initial delivery. By providing this service, trucking companies and independent operators are able to cover the cost of returning to their home location. The Company's corporate headquarters are located in Charleston, South Carolina. As a broker, the Company is required to acquire a license which provides the authority to engage in interstate commerce. This license was acquired in April, 1994.

Services are provided to customers located primarily in the central United States but include locations in virtually all 48 contiguous states.

(B) - Net Earnings (Loss) per Share

Net earnings per share is computed on the basis of the weighted average number of common and common equivalent shares outstanding during each period. Only the weighted average number of shares of common stock outstanding is used to compute income per share in 1996 and 1995 as there are no stock options, warrants, or other common stock equivalents in these years.

(C) - Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents for financial statement purposes.

(D) - Property, Plant and Equipment

Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives principally on an accelerated basis. Accelerated methods of depreciation are followed for substantially all assets for both financial reporting and tax purposes.

Transportation equipment, furniture and fixtures, and other equipment are generally depreciated over periods ranging from two to seven years.

(E) - Income Taxes

Income taxes are provided on all revenue and expense items included in the statement of earnings, regardless of the period in which such items are recognized for income tax purposes, except for items representing a permanent difference between pretax accounting income and taxable income.

Non current deferred income taxes result from the use of accelerated methods of depreciation for income tax purposes and from the establishment of an allowance for doubtful accounts for financial reporting purposes.

                                 MENCOR, INC.
                      NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1996 and 1995


NOTE 1 - General and Summary of Significant Accounting Policies (continued)

(F) - Revenue Recognition

The Company recognizes revenues at the time the shipment is delivered to recipients.

(G) - Organization expense

As part of its initial incorporation, the company incurred organization costs amounting to $889 which is being amortized on a straight-line basis over five years.

(H) - Intangible Asset

As discussed in Note 1A, the Company acquired a license from the Interstate Commerce Commission which is required to allow the Company to do business as an interstate carrier broker. This license, which cost $2,000 is being amortized on a straight-line basis over five years.

(I) - Concentration of Credit Risk

Virtually all of the Company's customers are in the long haul trucking industry. Further, accounts receivable are uncollateralized and consist of amounts due from that industry.

(J) - Offering Costs

During 1996, the Company incurred certain expenses related to an equity offering in connection with its affiliate, Mid America Transporters Group, Inc. and Subsidiary. The offering was unsuccessful and, accordingly, the expense was amortized in full during 1996.

(K) - Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - Cash and Cash Equivalents

The Company maintains its cash balances in one financial institution located in Charleston, South Carolina which at times, may exceed federally insured limits. The Company has not experienced any losses in such account and believed it is not exposed to any significant credit risk on cash and cash equivalents.

                                 MENCOR, INC.
                      NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1996 and 1995


NOTE 3 - Property, Plant and Equipment

Property, plant and equipment consists of the following as of December 31,:

                                            1996        1995
                                          --------    --------

   Office equipment                       $ 12,656    $  7,171
   Furniture and fixtures                    1,406       1,406
                                          --------    --------
                                            11,250       8,577
   Less: Accumulated Depreciation            3,950       2,025
                                          --------    --------
     Total property, plant and equipment  $  7,300    $  6,552
                                           ========    ========

Depreciation expense amounted to $1,925 and $1,333 for the years ended December 31, 1996 and 1995, respectively and is included in general and administrative expenses.

NOTE 4 - Notes Payable

During 1995, the Company acquired office equipment in the amount of $2,946 which was financed payable in 36 installments of $110 per month including interest at 14% per annum due June, 1998.

     Total principal                   $  1,691
     Less: current maturities             1,071
                                       --------

     Long-term portion                 $    620
                                       ========

Aggregate annual maturities of long-term debt for the five years following December 31, 1996 are as follows:

                  1997                 $  1,071
                  1998                      620
                                       --------

                      Total            $  1,691
                                       ========

NOTE 5 - Commitments and Contingencies

The Company leases office space for its operating facility in Charleston, South Carolina. The current lease term commenced on May 1, 1995 and concludes on April 30, 1997. Commitments under this lease agreement amounted to $3,675 in 1997.

Rent expense amounted to $6,000 and $9,440 for the periods ended December 31, 1996 and 1995, respectively and is included in general and administrative expenses.

                                 MENCOR, INC.
                      NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1996 and 1995


NOTE 6 - Income Taxes

The Company accounts for income taxes on the liability method, as provided by Statement of Financial Accounting Standards 109, Accounting for Income Taxes (SFAS 109). The provision for income taxes was comprised of the following components as of December 31. 1996 and 1995:

                                            1996       1995
                                          --------    --------

         Federal-current                  $(   860)   $  5,276
         Federal-deferred                  ( 1,586)     (1,000)
         State-current                          25       1,759
         State-deferred                    (   334)      -0-
                                          --------    --------

            Total                         $( 2,755)   $  6,035
                                          ========    ========

The income tax provision reconciled to the tax computed at the statutory Federal rate was:

                                        1996              1995
                                  ----------------  ----------------

  Tax at Statutory Rate           $( 3,218)  (39)%  $  9,308    39 %
  State income taxes                                   1,759     7
  Benefit of graduated brackets        463     6     ( 5,728)  (24)
  Other                                                  696     3
                                  --------   --     --------    --
                                  $( 2,755) (33)%   $  6,035    25 %
                                  ========   ==     ========    ==

Deferred tax assets and liabilities at December 31, 1996 and 1995 consist of the following:

                                            1996        1995
                                          --------    --------
    Deferred tax assets
     Allowance for doubtful accounts      $ 11,834    $ 11,834
    Deferred tax liabilities
     Depreciation of property & equipment  ( 5,155)    ( 6,545)
                                          --------    --------

                Net Total                 $  6,679    $  5,289
                                          ========    ========

Net operating loss carryovers amounting to $5,733 for state income tax purposes are available through December 31, 2011.

                                 MENCOR, INC.
                      NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1996 and 1995


NOTE 7 - Advances to Affiliate

The Company advanced funds and provided services to its affiliate, Gulf Northern Transport, Inc. during 1996 and 1995. Gulf Northern is related to the Company through common ownership and management. Total revenues generated by services provided during 1996 and 1995, respectively amounted to $6,465 and $2,601. The amount of such advances which remained unpaid as of December 31, 1996 and 1995 amounted to $27,353 and $17,910, respectively. These advances represent allocations of rent and other administrative costs and freight settlements, are non interest bearing and are due on demand. The fair market value of these advances approximate book value.

NOTE 8 - Accounts Payable-Affiliate

The Company incurred expenses for freight settlements from its affiliate, Gulf Northern Transport, Inc. which amounted to $340,822 and $119,045 for the years ended December 31, 1996 and 1995. The remaining balance payable to the affiliate for such expenses as of December 31, 1996 and 1995 amounted to $25,881 and $14,150, respectively.

NOTE 9 - Advances from Related Party

During August and September 1996, a shareholder advanced funds totaling $123,397 to the Company. Repayments during the year amounted to $39,427 with the remaining balance remitted by February, 1997. The advances were payable on demand with no stated interest.

NOTE 10 - Economic Dependency

The Company's customers consist primarily of high volume shippers that have significant time sensitive and high service level traffic needs. The Company provided services to three and two customers respectively which accounted for net revenues in excess of 10% of the Company's total revenues for the years ended December 31, 1996 and 1995 respectively. Tamco Distributors, OK Grocery and McCrory Stores accounted for 24.8%, 17.1% and 13.8% of the Company's net revenues for the year ended December 31, 1996. Tamco Distributors and OK Grocery accounted for 30.1% and 22.8% of the Company's net revenues for the year ended December 31, 1995.

Accounts receivable from those customers amounted to $82,926 and $94,594 as of December 31, 1996 and 1995 respectively.

Revenues from the Company's five and ten largest customers accounted for approximately 66% and 81% respectively of total net revenues for the year ended December 31, 1996. Revenues from the Company's five and ten largest customers accounted for approximately 71% and 87% respectively of total net revenues for the year ended December 31, 1995.

                                 MENCOR, INC.
                      NOTES TO THE FINANCIAL STATEMENTS
                          December 31, 1996 and 1995


NOTE 11 - Subsequent Event

On January 30, 1997, the stockholders sold their interests in Mencor, Inc. to U.S. Trucking, Inc. (the buyer) for $75,000. The transaction was in conjunction with the sale of Gulf Northern Transport, Inc. Also in connection with the sale, the Company agreed to continue the employment of Michael Menor (a former shareholder of Mencor, Inc.) as the president of the Company for the period from the date of enactment to January 30, 2000 at an annual salary of $60,000 per year. Further, during the period of employment and a period of two (2) years after his termination, Mr. Menor agreed that he will not participate in an entity which directly performs truck brokerage services for those customers currently serviced by the Company.

Also on the date of enactment, the buyer contracted with Roxanne Pixler, (a former shareholder of Mencor, Inc.) for her to provide consulting services to the Company. Pixler will receive 18,750 shares of U.S. Transportation Systems, Inc. as compensation for her services. The contracted obligation will commence from the date of enactment to December 31, 1998.

6)              UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                   U.S. TRUCKING, INC. AND SUBSIDIARIES
                            AS OF JUNE 30, 1998

                         ACCOUNTANTS' COMPILATION REPORT

The Stockholders
U.S. Trucking, Inc.
 and Subsidiaries


We have compiled the accompanying consolidated balance sheet of U.S. Trucking, Inc. and Subsidiaries as of June 30, 1998 and the related consolidated statement of operations and accumulated deficit and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.



Garden City, New York
August 18, 1998

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEET
                               JUNE 30, 1998

                   See Accountants' Compilation Report

     ASSETS

CURRENT ASSETS
 Cash in banks (Note 14)                            $    18,341
 Restricted cash-reserves on deposit
  with factor (Note 15)                                 251,210
 Restricted cash-insurance premiums
  (Note 11)                                             150,000
 Accounts receivable-net of allowance
  for doubtful accounts of $88,000
  (Notes 1H, 15 and 16)                               2,295,678
 Accounts receivable - other                              7,432
 Parts and supply inventory (Note 1D)                   162,002
 Prepaid expenses and other current assets              189,286
                                                    -----------

     Total Current Assets                             3,073,949
                                                    -----------

TRANSPORTATION AND OTHER EQUIPMENT - at
 cost, less accumulated depreciation
 and amortization of $2,053,724
 (Notes 1E, 2, 4, 5 and 7)                            6,207,979
                                                    -----------
OTHER ASSETS
 Restricted cash-owner operators
  (Note 12)                                               6,494
 Restricted cash-cash held as collateral
  against letters of credit (Note 12)                    10,000
 Security deposits and other                             12,603
 Intangible assets - net of accumulated
  amortization of $207,020 (Notes 1I, 2
  and 17)                                               650,659
                                                    -----------
      Total other assets                                679,756
                                                    -----------

      TOTAL ASSETS                                  $ 9,961,684
                                                    ===========













THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                    U.S. TRUCKING, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                               JUNE 30, 1998

                      See Accountants' Compilation Report

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable-trade                             $   592,915
 Due to factor (Note 15)                              1,440,068
 Accrued expenses and other                             709,268
 Sellers' notes (Notes 4 and 5)                         104,000
 Current portion - note payable                          34,342
 Current portion - acquisition loan payable             369,449
 Current portion - equipment notes payable              723,922
 Current portion - obligations under
  capital leases                                        374,131
                                                    -----------
     Total Current Liabilities                        4,348,095
                                                    -----------

OTHER LIABILITIES
 Owner-operator escrow (Note 12)                         25,000
 Note payable - net of current portion
  (Notes 4 and 13)                                       29,458
 Acquisition loan payable - net of current
  portion (Notes 4 and 5)                             1,346,999
 Equipment Notes Payable - net of
  current portion (Note 4)                            1,048,802
 Obligations under capital leases - net of
  current portion (Note 6)                              172,340
                                                    -----------
     Total Other Liabilities                          2,622,599
                                                    -----------

     TOTAL LIABILITIES                                6,970,694
                                                    -----------
COMMITMENTS AND CONTINGENCIES (Notes 6, 9 10 and 18)

STOCKHOLDERS' EQUITY
 Common Stock - .001 par value-50,000,000 shares
  authorized, 13,000,000 shares issued and
  outstanding (Notes 1 and 18)                            1,000
 Preferred Stock - .001 par value-1,000 shares
  authorized but unissued (Notes 1 and 18)                 -
 Additional paid in capital                           4,328,368
 Accumulated deficit                                 (1,338,378)
 Total Stockholders' Equity                           2,990,990
                                                    -----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $ 9,961,684
                                                    ===========






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
         CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                          FOR THE SIX MONTHS ENDED
                              JUNE 30, 1998

                    See Accountants' Compilation Report

Net Revenues                                       $10,543,383

Operating expenses                                   8,503,586
                                                   -----------

Income from operations                               2,039,797

Administrative expenses                              1,574,257
                                                   -----------

                                                       465,540

Other income and (expense)
 Interest income                          1,199
 Interest expense                    (  315,077)
 Other income                            41,160
                                     ----------

  Total other income and (expenses)                 (  272,718)
                                                   -----------

    Net Income before taxes                            192,822

Provision for Income taxes (Notes 1H and 3)         (   83,500)

Tax benefit of net operating loss carryovers            83,500
                                                   -----------

    Net Income                                         192,822

Accumulated deficit - December 31, 1997             (1,531,200)
                                                   -----------

Accumulated deficit - June 30, 1998                $(1,338,378)
                                                   ===========

Earnings per common and common equivalent share    $       .01
                                                   ===========
Weighted average number of shares (Note 1B)         13,000,000
                                                   ===========
Earnings per common share assuming full dilution   $       .01
                                                   ===========
Weighted average number of shares-full dilution     15,500,000
                                                   ===========







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                           FOR THE SIX MONTHS ENDED
                                 JUNE 30, 1998

                                   Common Stock     Paid in    Accumulated
                                   No Par Value     Capital      Deficit       Total
                                   ------------   ----------   -----------   ----------
Opening balance - January 1, 1998   $    1,000    $4,313,368    (1,531,200)  $2,783,168

Fair value of options awarded
 under stock-based compensation
 plan                                                 15,000                     15,000

Net Income for the six months
 ended June 30, 1998                                               192,822      192,822
                                    ----------    ----------   -----------   ----------

Closing balance - June 30, 1998     $    1,000    $4,328,368   $(1,338,378)  $2,990,990



































THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF CASH FLOWS
                           FOR THE SIX MONTHS ENDED
                                JUNE 30, 1998

                      See Accountants' Compilation Report


CASH FLOWS FROM OPERATING ACTIVITIES

Net Income                                         $   192,822

ADJUSTMENTS TO RECONCILE NET INCOME
TO NET CASH USED IN OPERATING ACTIVITIES

Depreciation & Amortization                            805,293
Expense related to stock-based compensation plan        15,000

(Increase) Decrease-Assets
 Restricted Cash                                    (  220,600)
 Accounts Receivable                                    78,070
 Parts and supply inventory                         (    9,740)
 Prepaid expenses and other current assets          (  132,189)
Increase (Decrease)-Liabilities
 Accounts payable and due to factor                 (   78,983)
 Accrued expenses and
  other current liabilities                             51,576
                                                   -----------

    Total Adjustments                                  508,427

Net cash provided by operating activities              701,249
                                                   -----------

CASH FLOWS FROM INVESTING ACTIVITIES

Reduction in security deposit                               50
Purchase of transportation and other equipment      (  108,287)
Payment for refinancing of acquisition debt         (   55,274)
                                                   -----------
Net cash used in investing activities               (  163,511)
                                                   -----------
Sub Total                                          $   537,738
                                                   -----------














THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
                          FOR THE SIX MONTHS ENDED
                                JUNE 30, 1998

                      See Accountants' Compilation Report

Balance Forward                                    $   537,738

CASH FLOWS FROM FINANCING ACTIVITIES

Discount on note payable                                 9,144
Principal payments on long-term debt                (  427,734)
Principal payments on capital lease obligations     (  160,906)
                                                   -----------

Net Cash used in financing activities               (  579,496)
                                                   -----------

NET DECREASE IN CASH                                (   41,758)

CASH AT BEGINNING OF YEAR - January 1, 1998             60,099
                                                   -----------

CASH AT END OF PERIOD - June 30, 1998              $    18,341
                                                   ===========

Supplemental Disclosure of
 Cash flow information:

  Cash Paid during the year
   Interest expense                                $   305,123
                                                   ===========

  Income taxes                                     $     -0-
                                                   ===========






















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


NOTE 1 - General and Summary of Significant Accounting Policies

(A) - Nature of Business

U.S. Trucking, Inc. (USTI or "the Company") was incorporated in the State of Nevada on December 24, 1996. The Company operates through two wholly owned subsidiaries which were acquired on January 30, 1997:

     Gulf Northern Transport, Inc., (Gulf Northern) a
     Wisconsin corporation, operates as an interstate and intrastate motor carrier.

     Mencor, Inc. operates as a broker for interstate motor carriers. A broker serves the trucking industry by providing return hauls for truckers who have completed their initial delivery. By providing this service, trucking companies and independent contractors are able to cover the cost of returning to their home location. As a broker, Mencor is required to acquire a license which provides the authority to engage in interstate commerce. This license was acquired in April, 1994.

USTI was formed by U.S. Transportation Systems, Inc. (USTS) as a wholly owned subsidiary. As part of the transaction to acquire Gulf Northern, 25% of USTI's common stock was transferred to Gulf Northern's parent (Logistics Management, LLC). The remaining 75% was conveyed to Logistics Management during 1998.

The Company's corporate headquarters are located in Charleston, South Carolina with terminals and drop stations located in various states.

Services are provided to customers located primarily in the central United States but include locations in virtually all 48 contiguous states.

(B) - Net Income per Share

Net earnings per share is computed on the basis of the weighted average number of common shares outstanding during each period. In addition to the weighted average number of shares of common stock outstanding, stock options as described in Notes 18 and 19 are included in the computation of diluted earnings per share for the six months ended June 30, 1998.

(C) - Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents for financial statement purposes.

(D) - Parts and Supply Inventory

Inventory consists principally of parts and supplies used in maintaining its motor carrier fleet, skids used in transporting goods, and small tools and are stated at the lower-of-cost or market, determined on a first-in, first-out basis.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


(E) - Transportation and Other Equipment

Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. Accelerated methods of depreciation are followed for tax purposes and the straight-line method is used for financial reporting purposes.

Transportation equipment, furniture and fixtures, and other equipment are generally depreciated over periods ranging from two to seven years.

(F) - Goodwill

On January 30, 1997, the Company acquired the common stock of Gulf Northern Transport, Inc. and Mencor, Inc. (See Note 2). The acquisition resulted in the recognition of goodwill that is being amortized on a straight-line basis over six years.

(G) - Income Taxes

Taxes are provided on all revenue and expense items included in the Consolidated Statements of Operations, regardless of the period in which such items are recognized for income tax purposes, except for items representing a permanent difference between pretax accounting income and taxable income.

(H) - Revenue Recognition

The Company recognizes revenue at the time freight is delivered to recipients.

(I) - Organization Costs

Subsidiary companies, Gulf Northern and Mencor incurred organization costs that are being amortized on a straight-line basis over five years.

(J) - Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(K) - Basis of Presentation

The accompanying consolidated balance sheets and related statements of operations and accumulated deficit and cash flows includes the accounts of U.S. Trucking, Inc. and its wholly owned subsidiaries, Gulf Northern Transport, Inc. and Mencor, Inc. as of March 31, 1998 and for the three months then ended. Intercompany transactions or balances as of and for the period ended March 31, 1998 have been eliminated.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


NOTE 2 - Acquisition of Subsidiaries and other Assets

On January 30, 1997, the Company completed the following acquisitions:

Gulf Northern Transport, Inc. - USTI purchased 100% of the common stock of Gulf Northern Transport, Inc. from its stockholder (Logistics Management, LLC) for cash of $225,000 and 25% of the Company's common stock (625 shares). The acquisition was funded by an advance by USTI's parent, U.S. Transportation Systems, Inc. and was subsequently capitalized and is included in paid in capital. The transaction was valued at $790,999 and goodwill in the amount of $565,999 was recognized in the transaction. The goodwill is being amortized over six years.

Mencor, Inc. - USTI purchased 100% of the common stock of Mencor, Inc. from its stockholders for cash of $70,000 and 37,500 shares of the common stock of U.S. Transportation Systems, Inc. which was valued at $2.00 per share. The acquisition was funded by a cash and stock contribution to the Company by USTS. The transaction was valued at $145,000. Goodwill in the amount of $96,953 was recognized in the transaction and is being amortized over six years.

The amortization expense is included in administrative expenses.

Jay and Jay Transportation, Inc. - USTI acquired certain assets (primarily tractors and trailers) and liabilities from USTS which were valued at $2,394,860. The transaction was accomplished by way of a permanent capital contribution by USTS and the net value contributed was included in Additional paid in capital. Jay and Jay's dispatch office and yard is located in Savannah, New York. Office operations including accounting and management were moved to Charleston, South Carolina. The transaction was recorded as an asset purchase and no goodwill was recognized.

Translynx Express, Inc. - The Company acquired certain assets and liabilities from USTS that were valued at $100,546. The transaction was accomplished by way of a permanent capital contribution by USTS and the net value contributed is included in Additional paid in capital. Translynx's operating office is located in Orlando, Florida. Office operations including accounting and management were moved to Charleston, South Carolina. The transaction was recorded as an asset purchase and no goodwill was recognized.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


NOTE 3 - Income Taxes

The Company accounts for income taxes on the liability method, as provided by Statement of Financial Accounting Standards 109, Accounting for Income Taxes (SFAS 109). At June 30, 1998, the income tax provision was composed of the following components:

         Current -  Federal         $ 39,800
                    State              7,350
                                    --------
                    Total Current     47,150

         Deferred - Federal           30,600
                    State              5,750
                                    --------
                    Total Deferred    36,350

                    Total           $ 83,500
                                    ========

The income tax provision reconciled to the tax computed at the statutory Federal rate was:

       Tax at Statutory Rate         $ 70,660    34.0%
       State income tax net of
        federal tax benefit             8,725     4.2
       Non deductible expenses          4,215     2.0
       Other items                    (   100)  ( 0.0)
                                     --------    ----

            Total                    $ 83,500    40.2%
                                     ========    ====

Differing methods of reporting income for tax purposes as compared to financial reporting purposes resulted in net deferred income taxes of approximately $36,350 for the six months ended June 30, 1998. Deferred tax assets and liabilities consist of the following:

  Deferred tax assets-
     Allowance for doubtful accounts        $   88,000
     Amortization of Goodwill                  107,200
     Net operating loss carryovers           2,194,000
                                            ----------
                                             2,389,200
     Valuation allowance                     1,689,200
                                            ----------
                                            $  700,000
                                            ==========
  Deferred tax liabilities-
     Depreciation of transportation
      and other and equipment               $ (700,000)
                                            ----------
                                            $ (700,000)
                                            ==========

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


NOTE 3 - Income Taxes (continued)

The valuation allowance provided in each of the years is based on management's valuation of the likelihood of realization.

As required by SFAS 109, deferred taxes are provided based upon the tax rate at which the items of income and expense are expected to be settled in the Company's tax return.

The Company has acquired the net operating losses through January 30, 1997 of $940,000 related to the operations of Gulf Northern Transport, Inc. In addition, the Company incurred losses of $1,387,000 during the period through December 31, 1997. These losses will be available to offset future income for financial reporting purposes expiring in 2012.

NOTE 4 - Long-term Notes Payable

Long-term notes payable as of June 30,
 1998 consist of the following:

Equipment loans secured by tractors and trailers
payable at $59,848 per month including interest
at rates ranging from 9-1/2% to 10-1/2% per annum
with the final installment due April, 2001          $1,772,724

Term loan in settlement with United
Acquisition II Corp.- $100,000 non
interest bearing, discounted at 8%
payable over 36 months beginning
April 1, 1998                                           63,800

Acquisition loan described in Note 5                 1,716,448

Seller notes described in Note 5                       104,000
                                                    ----------

             Total                                   3,656,972

             Less: current maturities                1,231,713
                                                    ----------

             Long-term portion                      $2,425,259
                                                    ==========
The carrying value of the Company's borrowings approximate their fair values.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


NOTE 4 - Long-term Notes Payable (continued)

Aggregate annual scheduled maturities of long-term debt at June 30, 1998 are as follows:

                     1999          $1,231,713
                     2000           1,170,174
                     2001             780,187
                     2002             474,898
                                   ----------

                         Total     $3,656,972
                                   ==========

NOTE 5 - Acquisition Loan and Sellers' Notes

On March 28, 1995, Gulf Northern was acquired by Mid America Transporters Group, Inc. The purchase was financed by a loan in the amount of $3,000,000 from ITT Credit Corp. The proceeds of this loan (described as "the acquisition loan") were used to refinance stockholder loans and certain other bank and lease obligations. The loan which was subsequently sold to General Electric Credit Corp., originally was payable in 60 monthly installments of $66,360 at the rate of 11.75% interest per annum with its final maturity on March 31, 2000. On May 25, 1997, the Company renegotiated the loan whereby the monthly payments were reduced to $45,000 with a balloon payment of $396,836 due on September 1, 2001. The interest rate remained at 11.75%. Additional fees of $138,016 were incurred to restructure the loan which were capitalized and are being amortized over the remaining life of the loan.

In addition to the acquisition loan, the agreement called for payments to the three former stockholders (described as sellers' notes) which included promissory notes totaling $260,000 due in 36 monthly installments totaling $8,017 at 7% due on March 1, 1998 secured by letters of credit and non interest bearing obligations (discounted at 7% per annum) totaling $104,000 payable over a one year period commencing April 1, 1998. To date no payments have been made on the non interest bearing obligations and the Company is in the process of renegotiating this portion of the debt.

NOTE 6 - Lease Commitments

The Company leases tractors and trailers under various capital leases with interest rates ranging from 8.1% to 9.1%. Transportation and other equipment includes the following amounts for the tractor and trailer leases which are capitalized as of June 30, 1998:

     Tractors and trailers                $1,760,669
     Less: accumulated depreciation
            and amortization               1,017,447
                                          ----------

              Total                       $  743,222
                                          ==========

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


NOTE 6 - Leas Commitments (continued)

Lease amortization is included in depreciation expense. Future minimum payments, by year and in the aggregate, under the capital leases are as follows:

     Years ended June 30,                     Amount
     --------------------                     ------

            1999                            $  405,279
            2000                               173,450
                                            ----------
     Total minimum lease payments              578,729
     Less: Amount representing interest         32,258
                                            ----------

     Present value of minimum
       lease payments                          546,471
     Less-Current maturities                   374,131
                                            ----------
     Long-term obligations under
       capital leases                       $  172,340
                                            ==========

NOTE 7 - Transportation and Other Equipment

Transportation and other equipment consists of the following as of June 30, 1998:

           Office equipment                 $   120,120
           Tractors, trailers and
              garage equipment                8,140,314
           Transportation equipment               1,269
                                            -----------
                                              8,261,703
           Less: Accumulated depreciation     2,053,724
                                            -----------

                    Total                   $ 6,207,979
                                            ===========

Depreciation expense amounted to $718,825 for the six months ended June 30, 1998. $707,968 of depreciation was included in operating expenses and $10,857 of depreciation was included in administrative expenses. The fair market value of fixed assets approximates book value.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


NOTE 8 - Related Party Transactions

On December 23, 1996, the Company sold its Wisconsin Rapids facility, which included land, a building and improvements to its majority stockholders. The stockholders leased the property back to the Company for five years commencing January 1, 1997. See Note 10.

Management believes the sale was an arms length transaction based on estimated values of the property on the date of sale.

Further, the Company leases four tractors from two of its officers under net lease agreements that specify monthly payments of $5,196 per month. See note 10.

NOTE 9 - Retirement Plan

The Company maintains a pension plan for eligible employees, which was established under section 401(k) of the Internal Revenue Code. Under the terms of the plan, the Company at the discretion of its Board of Directors may match employee contributions up to 3% of employee compensation. Employee contributions to the plan amounted to $18,182 for the six months ended June 30, 1998. The Company did not match employee contributions during the period.

NOTE 10 - Commitments and Contingencies

Commencing on January 1, 1997, the Company agreed to rent its Wisconsin Rapids facility from certain stockholders for $7,350 per month for a period of five years under an operating lease.

Commencing October 15, 1997, the Company leased its South Carolina corporate offices for $1,728 per month. The lease was subsequently re-negotiated whereby the Company took additional office space in the same building at a cost of $2,800 per month until June 30, 2002.

In March, 1998 the Company leased four tractors from two of its officers under net lease agreements that specify monthly payments of $5,196 and extend with renewal options until March, 2003.

Minimum rental payments under such leases follows for the years ending June
30:

                       1999              $184,152
                       2000               184,152
                       2001               184,152
                       2002               140,052
                       2003                46,764
                                         --------
      Total minimum payments required    $739,272
                                         ========

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


NOTE 10 - Commitments and Contingencies (continued)

Rent expense for the six months ended June 30, 1998 amounted to $78,506 and is included in administrative expenses.

NOTE 11 - Restricted Cash - Insurance Premiums

Effective January 1, 1998 the Company entered into a captive insurance program agreement with an insurance company for the Company's auto liability insurance coverage which covers rolling stock. As of June 30, 1998, the claims reserve exceeded actual claims by $203,120. In addition, the Company deposited funds in the amount of $150,000 to cover future premiums.

NOTE 12 - Restricted Cash - Owner Operator Escrow Accounts

The Company maintains cash accounts for owner-operators who perform services for the Company. These funds are accumulated, with the owner-operators consent, by withholding part of the payments due to them for services performed. The funds are used to pay for repairs of equipment, which they own directly.

Further, the Company has deposited funds with a financing company to cover over the road fuel and other operating expenses for drivers in support of a letter of credit.

As of June 30, 1998, the company had letters of credit outstanding totaling $10,000, which guarantee various operating and insurance activities.

NOTE 13 - Stock Acquisition Agreement-United Acquisition II Corp.

During 1996, the shareholders of Gulf Northern's parent company, Mid America Transporters Group, Inc. entered into an agreement with United Acquisition II Corp. (the acquirer) whereby they would transfer 100% of their common stock in Mid America in exchange for common and preferred stock of the acquirer. In addition, the acquirer agreed to contribute cash and notes totaling $500,000 into Mid America at closing.

In January 1997 however, the acquirer conceded that it was not able to complete the transaction as agreed and withdrew from the contract. During the period from the consummation of the contract, the acquirer deposited funds to the Company in the amount of $145,000. The Company agreed to return a total of $100,000 payable in 36 installments beginning April 1, 1998 on a non-interest bearing basis. To date no payments have been made on these non interest bearing obligations and the Company is in the process of renegotiating this debt.

NOTE 14 - Concentration of Credit Risk - Cash

The Company maintains its cash balances in two financial institutions, one located in Wisconsin Rapids, Wisconsin and the other in Charleston, South Carolina. At times, the balances may exceed federally insured limits of $100,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash on deposit. The fair market value of these financial instruments approximates cost.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


NOTE 15 - Use of Factor

In April 1995, the Company entered into an agreement with a factor whereby the factor would accept the Company's receivables with full recourse. Under the agreement, the factor will advance up to 90% of those receivables submitted by the Company. Interest on funds advanced is charged at an average annual effective rate of 14.9% payable monthly.

In addition, the Company must maintain funds on deposit with its factor as a reserve against uncollectible receivables. The amount of such funds on deposit as of June 30, 1998 amounted to $251,210.

The uncollected balance of such receivables held by the factor amounted to $1,440,068 as of June 30, 1998.

The fair market value of these balances approximate book value.

NOTE 16 - Economic Dependency

The Company's customers consist primarily of high volume shippers that have significant time sensitive and high service level traffic needs. The Company provided services to a customer, which accounted for net revenues in excess of 10% of the Company's total revenues for the six months ended June 30, 1998. Consolidated Paper, Inc. accounted for 12.8% of the Company's net revenues for this period. Accounts receivable from this customer amounted to $128,354 as of June 30, 1998.

Revenues from the Company's five and ten largest customers accounted for approximately 32.0% and 41.0% respectively of total net revenues for the period ended June 30, 1998. Accounts receivable as of June 30, 1998 from those customers amounted to $567,274 and $766,590 respectively.

The Company considers its relationship with those major customers to be satisfactory and is committed to expanding its relationship with its other customers.

The Company provides services to a number of customers in the meat packing and distribution industry. Revenues from those customers accounted for approximately 7.2% of total revenues for the six months ended June 30, 1998. Accounts receivable from those customers amounted to $131,391 as of June 30, 1998.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


NOTE 17 - Intangible Assets

Intangible assets consist of the following items as of June 30, 1998:

                      Original    Accumulated    Net Book
                        Cost      Amortization    Value
                     ---------    ------------  ---------

 Goodwill            $ 662,952     $  169,534   $ 493,418
 Debt refinancing
   costs               193,290         36,558     156,732
 Other intangibles       1,437            928         509
                     ---------     ----------   ---------

       Total         $ 857,679     $  207,020   $ 650,659
                     =========     ==========   =========

Amortization expense amounted to $86,995 for the six months ended June 30, 1998 and is included in administrative expenses.

NOTE 18 - Stock Dividend and Change in Capital Structure

Effective June 26, 1998, the company underwent a change in its capital structure whereby it is authorized to issue 50,000,000 shares of common stock and 1,000 shares of preferred stock. In connection with this change in the capital structure of the Company, a stock dividend was declared by the Board of Directors whereby, 5,199 shares of the Company's common stock was distributed to the stockholders for each one of common stock held.

On May 26, 1998, the Company entered into an investment consulting agreement with Joff Pollon & Associates for a period, with extensions, of up to two years. The compensation payable to the consultants under this agreement includes fees, reimbursable expenses and options to purchase up to 1,000,000 post dividend shares of the Company's common stock at $.01 per share and further fees and bonuses as determined by the Board of Directors, and is contingent upon a successful merger with a public company.

NOTE 19 - Stock Options Plan

During 1998, the Company implemented a stock option plan that is accounted for under Statement of Financial Accounting Standards, SFAS 123, Accounting for Stock-Based Compensation. Under SFAS 123, the compensation cost of the issuance of stock options is measured at the grant date based on the fair value of the award. Compensation is then is recognized over the service period that is generally the vesting period.

The plan allows the Company to grant options to employees for up to a total of 2,000,000 shares of common stock. Options outstanding become exercisable at the discretion of the Stock Option Committee which administers the plan and expire 10 years after the grant date. The options are exercisable at not less than the fair market value of the Company's stock on the date of the grant. Accordingly, no compensation cost has been recognized for the plan.

                     U.S. TRUCKING, INC. AND SUBSIDIARIES
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                          FOR THE SIX MONTHS ENDED
                               JUNE 30, 1998


NOTE 19 - Stock Options Plan (continued)

The Committee approved the issuance of options to purchase 1,240,000 shares of the common stock of the Company to various employees for prices ranging from
 .14 to .30 per share for a total exercise price of $233,600. In addition, non qualifying options to purchase 260,000 shares at a price of .30 per share for a total exercise price of $78,000 were issued to various individuals. The fair market value of the options based on the minimum value method was estimated to be .01 per share and amounted to approximately $15,000. This cost is included in general and administrative costs.

NOTE 20 - Subsequent Event - Definitive Share Exchange Agreement

On September 4, 1998, the stockholders of Northern Dancer Corporation, a Colorado corporation signed a letter of intent with USTI, whereby USTI would acquire Northern Dancer in a reverse acquisition. Under the terms of the letter of intent, USTI would exchange 100% of its common stock for approximately 96.27% of the common stock of Northern Dancer Corp.

                    U.S. TRUCKING, INC. AND SUBSIDIARIES
             PRO FORMA COMBINED FINANCIAL STATEMENTS - UNAUDITED

The following unaudited pro forma financial statements are derived from the historical financial statements of U.S. Trucking, Inc. and its subsidiaries, and U.S. Trucking, Inc. (formerly named "Northern Dancer Corporation") and give pro forma effect to their combination on September 8, 1998. These pro forma statements should be read in conjunction with those historical financial statements and related notes. The pro forma financial statements do not purport to be indicative of the results that would actually have been obtained if the combination had been in effect on the dates indicated, or that may be obtained in the future.

                    U.S. TRUCKING, INC. AND SUBSIDIARIES
                    PROFORMA CONSOLIDATED BALANCE SHEET
                               JUNE 30, 1998


     ASSETS

CURRENT ASSETS
 Cash in banks                                      $    56,630
 Restricted cash-reserves on deposit
  with factor                                           251,210
 Restricted cash-insurance premiums                     150,000
 Accounts receivable-net of allowance
  for doubtful accounts of $88,000
  as of December 31, 1997                             2,295,678
 Accounts receivable - other                              7,432
 Parts and supply inventory                             162,002
 Prepaid expenses and other current assets              189,286
                                                    -----------

      Total Current Assets                            3,112,238
                                                    -----------

TRANSPORTATION AND OTHER EQUIPMENT - at
 cost, less accumulated depreciation
 and amortization of $2,054,789
 as of June 30, 1998                                  6,208,549
                                                    -----------

OTHER ASSETS
 Restricted cash-owner operators                          6,494
 Restricted cash-cash held as
  collateral against letters of credit                   10,000
 Security deposits and other                             12,603
 Intangible assets   Net of accumulated
  amortization of $207,020 as of
  June 30, 1998                                         650,659
                                                    -----------

       Total other assets                               679,756
                                                    -----------

       TOTAL ASSETS                                 $10,000,543
                                                    ===========

                    U.S. TRUCKING, INC. AND SUBSIDIARIES
                    PROFORMA CONSOLIDATED BALANCE SHEET
                               JUNE 3O, 1998

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable-trade                              $   594,331
 Due to factor                                        1,440,068
 Accrued expenses and other                             709,268
 Current portion - seller's notes                       104,000
 Current portion - note payable                          34,342
 Current portion - acquisition loan payable             369,449
 Current portion of equipment notes payable             723,922
 Current portion of obligations under
  capital leases                                        374,131
                                                    -----------
     Total Current Liabilities                        4,349,511
                                                    -----------

OTHER LIABILITIES
 Owner-operator escrow                                   25,000
 Note payable                                            29,458
 Acquisition loan payable                             1,346,999
 Equipment Notes Payable-net of current portion       1,048,802
 Obligations under capital leases
  net of current portion                                172,340
                                                    -----------
     Total Other Liabilities                          2,622,599
                                                    -----------

     TOTAL LIABILITIES                                6,972,110
                                                    -----------
STOCKHOLDERS' EQUITY
 Common Stock (no par value   16,492,000
  shares authorized, issued and outstanding             399,409
 Additional paid in capital                           4,419,428
 Accumulated deficit                                 (1,790,404)
                                                    -----------
     Total Stockholders' Equity                       3,028,433
                                                    -----------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $10,000,543
                                                    ===========

                    U.S. TRUCKING, INC. AND SUBSIDIARIES
                PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    AND
                             ACCUMULATED DEFICIT
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998


Net Revenues                                        $10,543,383

Operating expenses                                    8,503,586
                                                    -----------

Income from operations                                2,039,797

Administrative expenses                               1,582,294
                                                    -----------

     Subtotal                                           457,503

Other income and (expenses)
 Interest income                                          2,846
 Interest expense                                    (  315,077)
 Other income                                            41,160
  Total other income and (expense)                   (  271,071)
                                                    -----------

     Net Income before taxes                            186,432

Income tax provision                                     83,500
                                                    -----------

Tax benefit of net operating loss carryovers        (   83,500)
                                                    -----------

     Net income                                         186,432

Accumulated deficit - January 1, 1998                (1,976,836)
                                                    -----------

Accumulated deficit - June 30, 1998                  (1,790,404)

Net income per share                                $       .01
                                                    ===========

Weighted Average Number of Shares                    16,492,000
                                                    ===========

                    U.S. TRUCKING, INC. AND SUBSIDIARIES
               PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   AND
                            ACCUMULATED DEFICIT
                    FOR THE YEAR ENDED DECEMBER 31, 1997

Net Revenues                                        $18,428,076

Operating expenses                                   17,222,282
                                                    -----------

Income from operations                                1,205,794

Administrative expenses                               2,263,751
                                                    -----------

     Subtotal                                       ( 1,057,957)

Other income and (expenses)
 Interest income                                          5,929
 Interest expense                                   (   706,366)
 Other income                                           101,762
 Net (loss) on disposition of assets                (    25,515)
                                                    -----------
     Total other income and (expense)               (   624,190)
                                                    -----------

     Net (loss) before taxes                        ( 1,682,147)

Income tax provision                                      -0-
                                                    -----------
     Net (loss)                                     ( 1,682,147)

Accumulated deficit - January 1, 1997               (   294,689)
                                                    -----------

Accumulated deficit - December 31, 1997             ( 1,976,836)
                                                    -----------

Net loss per share                                  $(      .10)
                                                    ===========

Weighted Average Number of Shares                    16,492,000
                                                    ===========

                              U.S. TRUCKING, INC.
       NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS - UNAUDITED

NOTE A - BASIS OF PRESENTATION

On September 8, 1998, U.S. Trucking, Inc. ("USTK") was acquired by Northern Dancer Corporation ("NDC"), a nonoperating public shell corporation, through exchange of 100% of the issued and outstanding shares of USTK's common stock for approximately 96% of the then issued and outstanding shares of NDC's common stock. NDC's legal name was changed to U.S. Trucking, Inc. The acquisition is considered to be a capital transaction, in substance equivalent to the issuance of stock by USTK for the net monetary assets of NDC, accompanied by a recapitalization of USTK. The accompanying pro forma combined balance sheet has been presented as if the acquisition occurred on January 1, 1997, and the accompanying pro forma combined statements of operations for the year ended December 31, 1997 and the six months ended June 30, 1998, have been prepared as if the acquisition was consummated on January 1, 1997.